                                                                   EXHIBIT 10.26

                                                                  EXECUTION COPY

--------------------------------------------------------------------------------

                             SHAREHOLDERS AGREEMENT

                                       OF

                             WESTERN PCS CORPORATION

                                 BY AND BETWEEN

                          WESTERN WIRELESS CORPORATION,

                            a Washington corporation,

                 HUTCHISON TELECOMMUNICATIONS PCS (USA) LIMITED,

                      a British Virgin Islands corporation,

                                       AND

                            WESTERN PCS CORPORATION,

                             a Delaware corporation


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                  Page
                                                                                  ----
1.      EFFECTIVE DATE OF AGREEMENT.................................................1

2.      DEFINITIONS.................................................................1

3.      BOARD COMPOSITION; ELECTION OF REPRESENTATIVES TO THE
        BOARD; COMPENSATION COMMITTEE. .............................................9

4.      CERTAIN AFFILIATE TRANSACTIONS.............................................10

5.      TRANSFER...................................................................10

6.      RIGHTS OF FIRST OFFER AND FIRST REFUSAL....................................11

7.      DRAG ALONG RIGHT...........................................................16

8.      TAG ALONG RIGHT............................................................18

9.      ISSUANCE OF COMPANY SECURITIES.............................................19

10.     DISPOSITION TRANSACTIONS...................................................21

11.     REGISTRATION RIGHTS........................................................25

12.     CERTAIN COVENANTS OF THE COMPANY AND WWC...................................37

13.     MISCELLANEOUS..............................................................40

14.     TERMINATION OF RIGHTS AND OBLIGATIONS......................................45

15.     INVESTOR 50% TRANSFEREE AND WWC 50% TRANSFEREE; OTHER
        TRANSFEREES ...............................................................47

                             SHAREHOLDERS AGREEMENT

        This SHAREHOLDERS AGREEMENT OF WESTERN PCS CORPORATION (this "Agreement") is made as of February 17, 1998, by and between Western Wireless Corporation, a Washington corporation ("WWC"), Hutchison Telecommunications PCS
(USA) Limited, a British Virgin Islands corporation (the "Investor"; WWC and the Investor being referred to herein as the "Shareholders"), and Western PCS Corporation, a Delaware corporation (the "Company").

        WHEREAS, the Shareholders, Hutchison Telecommunications Limited, a Hong Kong corporation ("HTL"), the owner of 100% of the issued and outstanding share capital of the Investor, and the Company have entered into a Purchase Agreement dated as of October 14, 1997 (the "Purchase Agreement"), pursuant to which the Investor has agreed to purchase from the Company, and the Company has agreed to issue and sell to the Investor, 2,484 shares of the Company's Common Stock, $0.001 par value ("Common Stock"), representing 19.9% of the Company's outstanding shares of Common Stock after giving effect to such issuance and sale, all on the terms and subject to the conditions set forth in the Purchase Agreement. WWC is the owner of 10,000 shares of Common Stock, which will represent 80.1% of the outstanding shares of Common Stock after giving effect to the issuance and sale of the foregoing shares of Common Stock to the Investor.

        WHEREAS, the Shareholders and the Company wish to set forth certain agreements concerning the management and control of the Company, the ownership and transfer of shares of Common Stock, and certain other matters as provided herein.

        NOW, THEREFORE, in consideration of the mutual and dependent promises set forth herein, each Shareholder hereby agrees with each other Shareholder and with the Company, and the Company hereby agrees with each of the Shareholders, as follows

1.      EFFECTIVE DATE OF AGREEMENT.

        This Agreement shall become effective upon the Closing, pursuant to and as defined in the Purchase Agreement.

2.      DEFINITIONS.

        (a) Unless the context requires otherwise, capitalized terms used but not defined in this Agreement have the meanings given in the Purchase Agreement.

        (b) As used in this Agreement, the following terms have the respective meanings set forth below (applicable to both the singular and plural forms of such terms):

        "$" means United States dollars.

        "Affiliate Change of Ownership" has the meaning given in Section 10(b)(ii).

        "Agreement" means this Shareholders Agreement of Western PCS Corporation, as amended, modified, supplemented or restated from time to time in accordance with the terms hereof.

        "Appraisal Procedure" means a procedure whereby two independent appraisers, one chosen by WWC and one by the Investor, shall mutually agree upon the determination of the Private Market Value. Each party shall deliver a notice to the other appointing its appraiser within ten Business Days after the Appraisal Procedure is invoked. If, within 30 days after appointment of the two appraisers, they are unable to agree upon the Private Market Value, then (i) if the difference between the two appraisers' respective determinations is an amount that is not greater than 20% of the average of such determinations, such average shall be binding and conclusive on the Company and the Shareholders or
(ii) if the difference between the two appraisers' respective determinations is an amount that is greater than 20% of such average, then a third independent appraiser shall be chosen within five Business Days thereafter by the mutual agreement of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the then-President of the American Arbitration Association within five Business Days of request. The decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser. The decisions of the appraisers with the two closest determinations shall be averaged and such average shall be binding and conclusive on the Company and the Shareholders. Each appraiser selected shall have expertise in mergers and acquisitions, valuation analysis and the Company's then-current business activities and in arriving at its determination shall take into account the terms of this Agreement and the amount a willing buyer would pay a willing seller for 100% of the outstanding capital stock of the Company on the basis set forth in the definition of "Private Market Value". In the case of any Appraisal Procedure carried out pursuant to Section 10(a) or 10(c) or pursuant to an exercise of the Demand Event Drag Along Right, the costs of all such appraisers shall be borne by WWC; provided, that WWC shall not be required to pay any amounts to the appraiser selected by the Investor in excess of the amounts paid by WWC to the appraiser selected by WWC (or, if greater, an arm's length fee payable to a comparable independent appraiser). In the case of any Appraisal Procedure carried out pursuant to Section 10(b) or an exercise of the Demand Event Tag Along Right, (i) the cost of the appraiser selected by WWC shall be borne by WWC, (ii) the cost of the appraiser selected by the Investor shall be borne by the Investor, and (iii) the cost of a third appraiser, if any, shall be borne by the Company.

        "Arbitrators" has the meaning set forth in Section 13(k) hereof.

        "Assignable Investor Rights" has the meaning given in Section 15(a)(i).

        "Bid" has the meaning given in Section 6(c)(ii).

        "Bid Closing Period" has the meaning given in Section 6(c)(iv).

        "Blackout Period" has the meaning given in Section 11(e)(ii).

        "Board" means the board of directors of the Company.

        "Class A Stock" has the meaning given in Section 10(f)(i).

        "Commission" means the United States Securities and Exchange Commission.

        "Common Stock" means the Company's Common Stock, par value $0.001, and shall include any new, substituted and additional securities issued at any time in replacement of the Common Stock or issued or delivered with respect to the Common Stock.

        "Company" means Western PCS Corporation, a Delaware corporation, and its successors and assigns.

        "Company Debt" has the meaning given in Section 12(g).

        "Company Group" means the Company, its Subsidiaries and Cook Inlet Western Wireless PV/SS PCS L.P.

        "Consideration Securities" has the meaning given in Section 7(c)(ii).

        "Controlling WWC Shareholders" means John W. Stanton, Theresa Gillespie, Hellman & Friedman, Goldman, Sachs & Co. and Providence Ventures, Inc.

        "Demand Event" means the acquisition in a single transaction or series of related transactions by a third party or group of related third parties (other than the Controlling WWC Shareholders or Affiliates of the Controlling WWC Shareholders) of capital stock of WWC representing more than 50% of the total number of issued and outstanding shares of Class A and Class B Common Stock of WWC (after giving effect to such acquisition transaction), including pursuant to an amalgamation, exchange offer, business combination, consolidation or corporate reorganization.

        "Demand Event Consideration" has the meaning given in Section 10(g)(ii).

        "Demand Event Drag Along Right" has the meaning given in Section
10(g)(i).

        "Demand Event Tag Along Right" has the meaning given in Section
10(g)(i).

        "Demand Event Transaction" has the meaning given in Section 10(g)(i).

        "Disposition Event" means the occurrence before a Terminating Reduction of any of the following without the prior approval of at least one of the directors on the Board designated by the Investor (it being understood that following a Terminating Reduction there shall be no further Disposition Events or rights with respect thereto):

        (a) Any incurrence (including in a refinancing or pursuant to a guarantee or like undertaking of liability) of indebtedness for borrowed money (including the issuance of non-voting, non-convertible preferred stock) in excess of $10,000,000 in a single instance or $25,000,000 in the aggregate in a fiscal year, other than pursuant to any loan or financing agreement of the Company or any of its Subsidiaries in existence on the date hereof (it being understood that as described in Section 9(a), the Company will first seek capital when needed in the form of loans from, or debt offerings to, third parties); provided, that there shall be no Disposition Event in respect of individual borrowings (regardless of amount) under a loan or financing facility if such loan or financing facility has been approved by at least one of the Investor's designated directors.

        (b) Adoption of any annual Operating Plan and Budget or any material amendment or modification to a previously adopted annual Operating Plan and Budget; provided, that if at least one of the directors of the Board designated by the Investor (i) does not approve an annual Operating Plan and Budget, the prior year's Operating Plan and Budget shall be the Operating Plan and Budget for the Company for the next year, in which case there shall be no Disposition Event (unless the Board, without the approval of at least one of the Investor's designated directors, adopts and implements a new Operating Plan and Budget) and
(ii) does not approve any material amendment or modification to an Operating Plan and Budget, then the Operating Plan and Budget prior to such material amendment or modification shall continue, in which case there shall be no Disposition Event (unless the Board, without the approval of at least one of the Investor's designated directors, adopts and implements the material amendment or modification).

        (c) Any acquisition (by means of a purchase of stock or assets, or a merger, consolidation or otherwise, other than a transaction in which the Drag Along Right is exercised) of a PCS system or wireless telecommunications business (or interest therein) in a single transaction or series of related transactions involving an aggregate acquisition cost in excess of $100,000,000, provided, that there shall be no Disposition Event in respect of any individual bid (regardless of amount) in an FCC auction or reauction of spectrum allocated to wireless telecommunications so long as the maximum aggregate bids with respect to such auction or reauction has been approved by at least one of the Investor's designated directors.

        (d) Any disposition by the Company (by means of a sale of stock or assets, or a merger, consolidation or otherwise, but other than a transaction in which the Drag Along Right is exercised) of a PCS system or wireless telecommunications business (or interest therein) in a single transaction or series of related transactions involving an aggregate sale price in excess of $50,000,000.

        (e) Adoption of any annual capital expenditures budget, or (i) any material variation with respect to any capital expenditure project or group of related capital expenditure projects, which project or group of related projects is material, or (ii) any amendment or modification to an approved annual capital expenditures budget which amendment or modification is material to the annual capital expenditures budget, taken as a whole; provided, that if at least one of the directors of the Board designated by the Investor (i) does not approve an annual capital expenditures budget, the prior year's capital expenditures budget shall be the capital expenditures budget for the Company for the next year, in which case there shall be no Disposition Event (unless the Board, without the approval of at least one of the Investor's designated directors, adopts and implements a new annual capital expenditure budget) or (ii) does not approve any such material variation, amendment or modification, the capital expenditures budget prior to such variation, amendment or modification shall be the capital expenditures budget, in which case there shall be no Disposition Event (unless the Board, without the approval of at least one of the Investor's designated directors, adopts and implements such material variation, amendment or modification).

        "Disposition Transaction" has the meaning given in Section 10 of this Agreement.

        "Dispute" has the meaning given in Section 13(k).

        "Drag Along Notice" has the meaning given in Section 7(d).

        "Drag Along Right" has the meaning given in Section 7(a).

        "Employment Agreement" has the meaning given in the Services Agreement.

        "Excepted Transfer" means a Transfer of Common Stock which occurs in (a) a Public Sale, (b) a transaction in which the Drag Along Right or Demand Event Drag Along Right is exercised, (c) a transaction in which the Tag Along Right or Demand Event Tag Along Right is exercised, (d) a merger or acquisition in which the Company is not the surviving entity, or (e) in the case of WWC, Transfers in an aggregate amount up to 10% of the outstanding shares of Common Stock to transferees which are entities with substantial assets and business operations in the telecommunications industry.

        "Exercise Period" has the meaning given in Section 6(d)(iii).

        "HTL" means Hutchison Telecommunications Limited, a corporation organized under the laws of Hong Kong.

        "Investor" means Hutchison Telecommunications PCS (USA) Limited, a British Virgin Islands corporation, and, unless otherwise specified herein or unless the context requires otherwise, includes its successors and all Permitted Affiliate Transferees of the Investor which hold shares of Common Stock and any Investor 50% Transferee to the extent such transferee becomes entitled to the rights, and subject to the obligations, of the Investor hereunder in accordance with the express provisions of Section 15.

        "Investor 50% Block" means a number of shares of Common Stock representing a Percentage Ownership of 9.95% or more of the outstanding shares of Common Stock.

        "Investor 50% Transfer" means the Transfer by the Investor of an Investor 50% Block to a third party or group of related third parties, other than in an Excepted Transfer.

        "Investor 50% Transferee" means a third party (or, collectively, a group of related third parties) which is the transferee in an Investor 50% Transfer.

        "Investor Change of Ownership" has the meaning given in Section
10(b)(i).

        "Investor Deemed Class A Shares" has the meaning given in Section 10(g)(ii).

        "Mandatory WWC Rights" has the meaning given in Section 15(a)(ii)

        "NASD" has the meaning given in Section 11(a)(iii).

        "New Issue Securities" has the meaning given in Section 9(c)(i).

        "Offer" has the meaning given in Section 6(c)(ii).

        "Offeree-Shareholder" has the meaning given in Section 6(d)(ii).

        "Offeror-Shareholder" has the meaning given in Section 6(d)(ii).

        "Operating Plan and Budget" has the meaning given in the Services Agreement.

        "Order Period" has the meaning given in Section 6(c)(ii).

        "Other Holder" has the meaning given in Section 12(e).

        "Other Shareholders" has the meaning given in Section 11(b)(iii)(A).

        "PCS" means broadband personal communications services operating in the 1850-1910 MHz and 1930-1990 MHz bands.

        "Percentage Ownership" means, as to any Shareholder, the percentage of the outstanding shares of Common Stock owned by such Shareholder, including for this purpose, shares owned by such Shareholder's Permitted Affiliate Transferees.

        "Permitted Affiliate Transferee" means:

                (a) in the case of the Investor, (i) HTL, (ii) any Subsidiary of HTL, (iii) any other entity acceptable to WWC in which HTL owns, directly or indirectly, more than 40% of the outstanding voting power, and (iv) in the case of any Person referred to in clause (i), (ii) or (iii), the Investor;

                (b) in the case of WWC, (i) any Subsidiary of WWC other than the Company and its Subsidiaries and (ii) in the case of any Person referred to in clause (i), WWC.

        "Person" means an individual, partnership, joint-stock company, corporation, trust or unincorporated organization, limited liability company, or a government or agency or political subdivision thereof or any other entity.

        "Private Market Value" means the fair private market value of the Company as of the date of the event triggering the right to make or require a Disposition Transaction under Section 10, as determined in accordance with the Appraisal Procedure. The appraised Private Market Value shall be calculated as the price an arm's length buyer would pay for 100% of the Company, without application of any discount for the fact that the Company is or may be a Subsidiary of any other Person or for the fact that any relevant Shareholder may hold a minority interest in the Company. The Private Market Value of the Company will include the value of the Company's accumulated tax attributes, including from net operating losses, on a basis consistent with the Tax Sharing Agreement.

        "Proposed Transfer" has the meaning given in Section 7(a).

        "Proposed Transferee" has the meaning given in Section 7(a).

        "public float" means the portion of the outstanding equity securities (other than non-voting, non-convertible preferred stock) of a relevant issuer or class which were obtained by the holders thereof (other than the Company, the issuer thereof, WWC, the Investor, or any Affiliate or member of senior management of any of the foregoing) in Public Sales of such securities.

        "Public Sale" means a public offer and sale or other public distribution of securities, including (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Regulation S under the Securities Act and any applicable securities or stock exchange regulations in any non-United States market or stock exchange in which the Common Stock is publicly traded, or
(iii) pursuant to an exemption from registration under Rule 144 under the Securities Act, or (iv) in the case of WWC, a Spin-Off Distribution.

        "Qualifying IPO" means a Public Sale of the Common Stock (whether of newly issued shares or in secondary Transfers) which results in a listing of the Common Stock on a national securities exchange or quotation of the Common Stock on the NASDAQ National Market System and an aggregate public float of the Common Stock of at least 15% of the Common Stock outstanding after giving effect to such Public Sale.

        "Registrable Securities" has the meaning given in Section 11(a)(ii).

        "Registration Expenses" has the meaning given in Section 11(a)(iii).

        "Representative" has the meaning given in Section 11(b)(iv).

        "Repurchase" has the meaning given in Section 10(f)(i).

        "Sale" has the meaning given in Section 6(c)(i).

        "Sale Shares" has the meaning given in Section 6(a)(i).

        "Sales Notice" has the meaning given in Section 6(c)(i).

        "Sales Price" has the meaning given in Section 6(c)(i).

        "Seller" has the meaning given in Section 6(c)(i).

        "Selling Expenses" has the meaning given in Section 11(a)(iv).

        "Senior Officers" has the meaning given in the Services Agreement.

        "Shareholder" means, initially, the Investor and WWC, and shall include any other shareholder of the Company who becomes entitled to the rights and subject to the obligations of the Investor or WWC hereunder in accordance with the express provisions of Section 15 hereof. Unless otherwise specified herein or unless the context requires otherwise, references to any "Shareholder" shall be deemed to include all Permitted Affiliate Transferees of such Shareholder holding any shares of Common Stock.

        "Shareholder Closing Period" has the meaning given in Section 6(d)(iv).

        "Spin-Off Distribution" means a distribution by WWC to its shareholders on a pro rata basis of the shares of Common Stock owned by WWC.

        "Subsidiary" means, as to any Person, another Person which is an entity as to which such Person owns more than 50% of the outstanding voting power.

        "Tag Along Rights" shall mean the rights described in Section 8.

        "Terminating Reduction" shall mean the earliest to occur of the following: (A) the Investor's Percentage Ownership shall have fallen below 15% as a result of the Transfer of shares of Common Stock to Persons other than its Permitted Affiliate Transferees; (B) the Investor's Percentage Ownership shall have fallen below 12% as a result of dilution due to new issuances of Common Stock by the Company or a combination of dilution due to new issuances of Common Stock and Transfers of Common Stock by the Investor to Persons other than its Permitted Affiliate Transferees; (C) the Common Stock shall have become a registered class of equity securities under Section 12 of the Exchange Act (or the Company shall have become a reporting company under the Exchange Act by reason of Section 15(d) of the Exchange Act), the Common Stock shall have become listed on a national securities exchange or quoted on the NASDAQ National Market System and there shall exist a public float of the Common Stock representing not less than 15% of the issued and outstanding Common Stock, or (D) the Investor shall have made an Investor 50% Transfer.

        "third party" means a Person who is not a party to this Agreement or an Affiliate (including a Permitted Affiliate Transferee) of any party to this Agreement.

        "Third-Party Closing Period" has the meaning given in Section 6(c)(iii).

        "Third-Party Offer" has the meaning given in Section 6(c)(iii).

        "Third-Party Offer Period" has the meaning given in Section 6(c)(iii).

        "Transfer" means any sale, assignment, pledge, hypothecation, or other transfer, disposition or encumbrance of any interest (and includes an exchange of shares in a merger, consolidation or similar transaction).

        "WWC" means Western Wireless Corporation, a Washington corporation, and, unless the context requires otherwise, includes its successors and all Permitted Affiliate Transferees of WWC which hold shares of Common Stock and any WWC 50% Transferee to the extent such transferee may become entitled to the rights, and subject to the obligations, of WWC hereunder in accordance with the express provisions of Section 15 hereof.

        "WWC Non-Company Group" means WWC and its Subsidiaries, other than the Company Group.

        "WWC 50% Block" means a number of shares of Common Stock representing a Percentage Ownership of more than 50% of the outstanding shares of Common Stock.

        "WWC 50% Transfer" means the Transfer by WWC of a WWC 50% Block to a third party or group of related third parties, other than in an Excepted Transfer.

        "WWC 50% Transferee" means a third party (or, collectively, a group of related third parties) which is the transferee in a WWC 50% Transfer.

        "Unsolicited Bid" has the meaning given in Section 6(a)(ii).

        "Unsolicited Bid Notice" has the meaning given in Section 6(d)(i).

        "Unsolicited Bidder Closing Period" has the meaning given in Section 6(d)(vi).

        "U.S. GAAP" has the meaning given in Section 12(a).

        "WWC Debt" has the meaning given in Section 12(g).

        When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The use of a gender herein shall be deemed to include the neuter, masculine and feminine genders whenever necessary or appropriate. Whenever the word "herein," "hereunder" or "hereof" is used in this Agreement, it shall be deemed to refer to this Agreement and not to a particular Section of this Agreement unless expressly stated otherwise.

3. BOARD COMPOSITION; ELECTION OF REPRESENTATIVES TO THE BOARD; COMPENSATION COMMITTEE.

        (a) Pursuant to the Company's by-laws, the Board shall be constituted of ten (10) directors, subject to increase as provided in this
Section 3. The Investor shall initially have the right to designate to the Board two directors (its initial designees being Mr. Canning Fok and Mr. Hans Snook), which directors will be appointed or elected to the Board effective as of the Closing. Thereafter, the number of directors whom the Investor is entitled to designate to the Board shall be adjusted in proportion with the aggregate Percentage Ownership of the Investor. For purposes of this adjustment, the Investor shall be entitled to retain the right to designate two directors until its aggregate Percentage Ownership is less than 15% and the right to designate a single director until its aggregate Percentage Ownership is less than 9.95%. The Investor shall gain the right to designate an additional director (and the Board shall in each case be expanded by one member to accommodate such new designee) when the Investor's aggregate Percentage Ownership exceeds 27.25%, 33.33%, 38.5%, 42.9%, 46.67%, and 50%. Each Shareholder shall vote all of the Common Stock over which such Shareholder has voting control (and shall take all other necessary or desirable actions within such Shareholder's control, whether in the capacity of a stockholder, director or member of a board committee of the Company or otherwise, and including attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings) for the election, removal and replacement of the Board designees named by the Investor or WWC, as the case may be, all as directed by the Investor or WWC, as the case may be, from time to time in accordance with this Section 3. The rights and obligations of

WWC and the Investor under this Section 3 shall terminate when the Investor's Percentage Ownership exceeds 50% or otherwise as set forth in Section 14 or 15.

        (b) Prior to the occurrence of a Terminating Reduction, the Company shall maintain a compensation committee of the Board, a majority of the members of which shall be directors who are not Senior Officers or senior executive officers of the Company.

4.      CERTAIN AFFILIATE TRANSACTIONS.

        Prior to the occurrence of a Terminating Reduction, the Company shall not, without the prior approval of at least one of the Investor's designated directors, enter into:

        (a) Any transaction or series of related transactions (other than those in accordance with the terms of the Intercompany Agreements) involving the Company or any of its Subsidiaries, on the one hand, and WWC or any of its Affiliates (other than the Company and Subsidiaries of the Company), on the other hand, that (i) is not provided for in the approved annual Operating Plan and Budget then in effect and involves an amount in excess of $500,000, or (ii) is not on terms at least as favorable to the Company as would be obtained in an arm's length transaction with an independent third party.

        (b) Any employment agreement with any Senior Officer who at the time has an Employment Agreement.

5.      TRANSFER.

        The Common Stock may not be Transferred by any Shareholder except as provided in this Section 5.

        (a) Each Shareholder (and each Permitted Affiliate Transferee of such Shareholder) shall have the unrestricted right to Transfer its Common Stock to any Permitted Affiliate Transferee of such Shareholder, provided, that each such transferee shall become bound by and entitled to all the rights and obligations hereunder applicable to such Shareholder.

        (b) The Investor and its Permitted Affiliate Transferees shall have the right to Transfer shares of Common Stock to Persons other than Permitted Affiliate Transferees of the Investor in a transaction other than an Excepted Transfer, provided, that (i) such Transfer shall be subject to the rights of first offer or, if applicable, first refusal under Section 6 hereof in favor of WWC or its designees and (ii) the transferee shall be subject to the approval of WWC (which approval will not be unreasonably withheld or delayed).

        (c) WWC and its Permitted Affiliate Transferees shall have the right to Transfer shares of Common Stock to Persons other than Permitted Affiliate Transferees of WWC in transactions other than Excepted Transfers, subject to the rights of first offer or, if applicable, first refusal under Section 6 hereof in favor of the Investor.

        (d) No Shareholder shall effect any pledge, mortgage, assignment by way of security, or other lien or encumbrance of any nature ("Lien") (other than such as may be deemed to arise pursuant to this Agreement) on or with respect to any shares of Common Stock owned by it, provided, that WWC shall be permitted, when required under instruments governing its indebtedness for borrowed money, to place Liens on shares of Common Stock owned by it to secure such indebtedness if such Liens and all rights of the secured party thereunder with respect to the Common Stock are subject to the rights and obligations of the Shareholders under this Agreement, and provided further , that in connection with any foreclosure or enforcement of remedies by such secured lender upon the shares subject to such Lien, the Tag Along Right and the Drag Along Right (but not the other rights and obligations of the parties hereunder) shall terminate. In connection with any such Transfer by WWC to a secured lender by way of the granting of a Lien (but not any action by such secured lender to foreclose or enforce remedies on, or subsequently Transfer, the shares of Common Stock subject to its Lien), no rights of first offer, first refusal, Tag Along Rights or other rights of any other Shareholder hereunder shall be applicable.

        (e) Notwithstanding anything to the contrary in this Section 5, but subject, in the case of WWC, to Sections 12(h) and 12(j), each Shareholder shall have the right to Transfer shares of Common Stock at any time in an Excepted Transfer.

        (f) The Shareholders and the Company each agree to cooperate in all reasonable respects (without any obligation to incur any liability or expense) in connection with any Transfer by a Shareholder permitted by this Section 5, so as to enable such Transfer to be effected on an optimal basis for tax and other applicable regulatory purposes.

6.      RIGHTS OF FIRST OFFER AND FIRST REFUSAL.

        (a)     Investor.

                (i) If the Investor proposes to Transfer shares of Common Stock (the shares which are the subject of a proposed Transfer being hereinafter referred to as "Sale Shares"), other than to a Permitted Affiliate Transferee and other than by means of an Excepted Transfer, then the Investor shall first offer to Transfer such Sale Shares to WWC or its designees in accordance with the procedures for rights of first offer set forth in Section 6(c) hereof.

                (ii) In the event such proposed Transfer by the Investor shall arise as a result of the Investor's receipt of an unsolicited written offer from a third party or group of related third parties to purchase shares of Common Stock in a bona fide Transfer that would not be an Excepted Transfer (an "Unsolicited Bid"), which the Investor intends to accept, the Investor shall first offer to Transfer such Sale Shares to WWC (or its designees) in accordance with the procedures for rights of first refusal set forth in Section 6(d) hereof.

        (b)     WWC.

                (i) If WWC proposes to make a Transfer of Sale Shares (other than to a Permitted Affiliate Transferee or by means of an Excepted Transfer (subject to Sections

12(h) and 12(j) hereof)) WWC shall first offer to Transfer such Sale Shares to the Investor in accordance with the procedures for rights of first offer set forth in Section 6(c) hereof.

                (ii) In the event such proposed Transfer by WWC shall arise as a result of an Unsolicited Bid to WWC which WWC intends to accept, WWC shall first offer to Transfer such Sale Shares to the Investor in accordance with the procedures for rights of first refusal set forth in Section 6(d) hereof.

        (c)     Procedures for Rights of First Offer.

                (i) Any Shareholder (the "Seller") desiring to Transfer any Sale Shares held by such Seller in a transaction subject to rights of first offer pursuant to Section 6(a)(i) or 6(b)(i) above shall give written notice (a "Sales Notice") to the other Shareholders that the Seller desires to effect such a Transfer (a "Sale") and setting forth the number of Sale Shares proposed to be Transferred by the Seller in such Sale and the purchase price per share in cash it desires for such Sale Shares (the "Sales Price").

                (ii) The receipt of the Sales Notice by each other Shareholder shall constitute an offer revocable only as provided below in this
Section 6(c) (the "Offer") by the Seller to sell to such Shareholder for cash the relevant Sale Shares at the Sales Price. Each Shareholder, or any group of one or more Shareholders, receiving an Offer shall have a 30-day period (the "Order Period") in which to give a written notice (a "Bid") to the Seller, which written notice shall state the number of Sale Shares that such Shareholder or group of Shareholders proposes to purchase at the Sales Price; provided, however, that all Bids must in the aggregate be for all of the Sale Shares the Seller proposes to Transfer as stated in the Sales Notice, unless the Seller, in its sole discretion, elects to accept Bids for less than all of the Sale Shares proposed to be sold.

                (iii) Upon the receipt of any Bids, which Bids in the aggregate are for the purchase of not less than all the Sale Shares, the Seller shall have the right to solicit offers for the Sale Shares from any third party (a "Third-Party Offer") for a period of 90 days from the date the Order Period expires (the "Third-Party Offer Period"). To the extent the Seller receives a Third-Party Offer and such Third-Party Offer contains a proposed sales price in excess of the Sales Price, then the Seller shall have the right to sell the Sale Shares to the third party pursuant to its Third-Party Offer. If no Bids are delivered during the Order Period, or if the Bids received are not in the aggregate for all the Sale Shares, then the Seller shall be entitled to accept, in its sole discretion, any Third-Party Offer it so chooses within the Third-Party Offer Period at a sales price and on terms and conditions no less favorable to the Seller than those set forth in the Sales Notice. If such sale pursuant to a Third-Party Offer is not consummated within 60 days from the end of the Third-Party Offer Period (the "Third Party Closing Period") (or such longer period as may be provided pursuant to clause (v) below), then no such sale shall be consummated without once again following the procedures under this
Section 6.

                (iv) The Shareholder or group of Shareholders providing a Bid which is accepted by the Seller shall be under a binding obligation to purchase and pay for all the Sale Shares accepted pursuant to their Bid within a 60-day period (or such longer period as may be provided pursuant to clause (v) below) from the date on which the purchasing Shareholder (or group of Shareholders) receives written notice of the Seller's acceptance of their Bid (the

"Bid Closing Period"), which notice shall be given promptly after the expiration of the Third-Party Offer Period if no qualifying Third-Party Offers have been received or, if earlier, the Seller's determination to accept the Bid. At the closing of any purchase of the Sale Shares by any purchasing Shareholders, the Seller shall deliver to the purchasing Shareholders, against receipt of the purchase price therefor by cash or certified or bank cashier's check, the certificate or certificates representing the Sale Shares each such purchasing Shareholder has elected to purchase, properly endorsed for transfer, with all necessary transfer and documentary stamps affixed, and in a form such that upon presentation to the Company, the Sale Shares represented thereby may be registered in the names of the respective purchasers.

                (v) If the purchase and sale of the Sale Shares pursuant to a Third-Party Offer or any Bid, as the case may be, is subject to any prior regulatory approval, consent, waiver, notice or like requirement, then, provided that the third party or the purchasing Shareholder(s), as the case may be, shall promptly make any necessary filings or applications for, and diligently pursue, the satisfaction of such regulatory requirements, the time period during which such purchase and sale must be consummated shall be extended until the earlier of (i) five Business Days after all such regulatory requirements have been satisfied and (ii) 90 days after the expiration of the Third-Party Closing Period or the Bid Closing Period, as the case may be, provided, that such 90-day period shall be extended by an additional 90 days upon written request of the Seller or the third party or the purchasing Shareholder(s), as the case may be, unless the Seller shall deliver to such third party or Shareholder(s), as the case may be, an opinion of counsel experienced in the relevant area of law or regulation that such regulatory requirements cannot be satisfied by such third party or Shareholder(s), as the case may be.

                (vi) If the aggregate number of shares offered to be purchased in all Bids received by the Seller exceeds the number of Sale Shares, and if such Bids are accepted, the Sale Shares shall be allocated among such Bids pro rata based on the number of Sale Shares offered to be purchased in each Bid. Each Bid shall be irrevocable, regardless of whether the number of Sale Shares to be delivered upon acceptance of such Bid shall be reduced in accordance with the foregoing, and shall be deemed to constitute a Bid to purchase such lesser number of Sale Shares as shall be determined on such pro rata basis. Any Shareholder which fails to deliver a Bid before the expiration of the Order Period shall be deemed to have elected not to purchase any of the Sale Shares pursuant to the Sales Notice.

        (d)     Procedure for Rights of First Refusal.

                (i) If at any time a Shareholder receives an Unsolicited Bid to which Section 6(a)(ii) or 6(b)(ii) applies, and which such Shareholder intends to accept, such Shareholder shall, prior to making any Transfer of Sale Shares pursuant to such Unsolicited Bid, give written notice (the "Unsolicited Bid Notice") to the other Shareholders, accompanied by a copy of such Unsolicited Bid.

                (ii) An Unsolicited Bid Notice shall constitute an irrevocable offer of the Shareholder giving such notice to sell the Sale Shares to the other Shareholders, on the terms and conditions and at the price specified in such notice (including the exact form and type of consideration offered in the Unsolicited Bid). A Shareholder making an offer to sell pursuant to an Unsolicited Bid Notice is hereinafter referred to as an "Offeror-Shareholder", and a

Shareholder receiving such offer pursuant to an Unsolicited Bid Notice is hereinafter referred to as an "Offeree-Shareholder".

                (iii) Within 30 days after delivery of the Unsolicited Bid Notice to the Offeree-Shareholders (the "Exercise Period"), each Offeree-Shareholder shall have the right, subject to the pro rata allocation of purchase rights set forth in clause (iv) below, to accept the offer pursuant to an Unsolicited Bid Notice as to all or any portion of the Sale Shares, by notice to the Offeror-Shareholder, with copies to each other Offeree-Shareholder and the Company. Each Offeree-Shareholder shall specify in such notice any maximum number of Sale Shares such Offeree-Shareholder is willing to purchase.

                (iv)    Each election to purchase Sale Shares pursuant to this
Section 6(d) shall be irrevocable, regardless of whether the number of Sale Shares deliverable upon the exercise of such election shall be reduced in accordance with the provisions of this clause (iv), and shall be deemed to constitute an election to purchase such lesser number of Sale Shares as shall be determined in accordance with this clause (iv). If an Offeree-Shareholder shall fail to deliver notice of its election to purchase Sale Shares before the expiration of the Exercise Period, it shall be deemed to have elected not to purchase any Sale Shares pursuant to the relevant Unsolicited Bid Notice. If elections to purchase more than 100% of the Sale Shares are made by the Offeree Shareholders, the right to purchase Sale Shares shall be allocated among the Offeree-Shareholder(s) electing to purchase Sale Shares pro rata based on the number of Sale Shares each has elected to purchase. The Offeree-Shareholders electing to purchase Sale Shares shall be under a binding obligation to purchase and pay for all the Sale Shares accepted pursuant to their elections within 60 days after the expiration of the Exercise Period (the "Shareholder Closing Period") (or such longer period as may be provided pursuant to clause (vii) below).

                (v) All timely elections by Offeree-Shareholders to purchase Sale Shares shall be binding on the Offeror-Shareholder, provided, that such elections shall not be binding on the Offeror-Shareholder if the Offeree-Shareholders do not in the aggregate elect to purchase all of the Sale Shares on the terms and conditions of the Unsolicited Bid Notice, including the exact form and type of consideration. In such event, no sales pursuant to such elections need be made by the Offeror-Shareholder, and the Offeror-Shareholder shall be entitled to sell such Sale Shares to the Person(s) named in the Unsolicited Bid Notice in accordance with clause (vi) (and, if applicable, clause (vii)) below at a sales price and on terms and conditions (including the form of consideration) no less favorable to the Offeror-Shareholder than those in the Unsolicited Bid Notice. Notwithstanding the foregoing, the Offeror-Shareholder may, by written notice to the Offeree-Shareholders within 10 days after the Offeree-Shareholders give notice of their elections to purchase Sale Shares, waive its right not to sell that part of the Sale Shares for which elections have been made, and accept and confirm all such elections so made, in which case the time period set forth in clause (iv) above shall run from the date such notice is delivered by the Offeror-Shareholder rather than the expiration of the Exercise Period (or for such longer period as may be applicable in accordance with clause (vii) below). If the form of consideration to be paid by the Person(s) making the Unsolicited Bid shall differ from that described in the Unsolicited Bid Notice in respect of any non-cash component specified in the Unsolicited Bid Notice, and if the Offeree-Shareholders were unable to deliver the exact form and type of non-cash consideration provided for in such notice, but would be able to provide the new form of consideration, the Sale Shares shall be required to be reoffered to the Offeree-Shareholders in accordance with this Section 6(d).

                (vi) Any Transfer of Sale Shares to the prospective transferee named in the Unsolicited Bid Notice shall be consummated within a period of 60 days after the expiration of the Exercise Period (the "Unsolicited Bidder Closing Period") (or such longer period as may be provided pursuant to clause (vii) below).

                (vii) If the purchase and sale of such Sale Shares pursuant to an Unsolicited Bid or any election by an Offeree-Shareholder, as the case may be, is subject to any prior regulatory approval, consent, waiver, notice or like requirement, then, provided that the third party making such Unsolicited Bid or such Offeree-Shareholder, as the case may be, shall promptly make any necessary filings or applications for, and diligently pursue, the satisfaction of such regulatory requirements, the time period during which such purchase and sale must be consummated shall be extended until the earlier of (i) five Business Days after all such regulatory requirements have been satisfied and (ii) 90 days after the expiration of the Unsolicited Bidder Closing Period or Shareholder Closing Period, as the case may be, provided, that such 90-day period shall be extended by an additional 90 days upon written request of the Offeror-Shareholder, the third party or the purchasing Offeree-Shareholder(s), as the case may be, unless the Offeror-Shareholder shall deliver to such third party or Offeree-Shareholder(s), as the case may be, an opinion of counsel experienced in the relevant area of law or regulation that such regulatory requirements cannot be satisfied by such third party or Offeree-Shareholder(s), as the case may be.

                (viii) At the closing of any purchase of the Sale Shares by any Offeree-Shareholders, the Offeror-Shareholder shall deliver to the Offeree-Shareholders, against receipt of the purchase price therefor by cash or certified or bank cashier's check, in respect of the cash portion of such purchase price and such other relevant instruments or securities as are required to comprise the consideration offered in the Unsolicited Bid, the certificate or certificates representing the Sale Shares each such Offeree-Shareholder has elected to purchase, properly endorsed for transfer, with all necessary transfer and documentary stamps affixed, and in a form such that upon presentation to the Company the Sale Shares represented thereby may be registered in the names of the respective purchasers.

        (f)     Exclusions. The provisions of this Section 6 shall not apply to:

                (i) a Transfer permitted by the provisions of Section 5(a), 5(d) or 5(e) hereof;

                (ii) a Transfer of shares of Common Stock between WWC and the Investor;

                (iii) a Transfer by WWC if the Investor is unable to purchase or own all of the Sale Shares as a result of its inability to satisfy any applicable legal or regulatory requirements for such purchase or ownership within the time period specified in Sections 6(c)(v) or 6(d)(vii), as the case may be.

        (g) Tag Along Rights Unaffected. The Tag Along Rights of the Investor shall not be deemed waived, limited or otherwise adversely affected by any determination by the Investor not to exercise an applicable right of first offer or first refusal under this Section 6 or any inability of the Investor to deliver any required non-cash consideration in the exact form and type offered in an Unsolicited Bid to WWC.

7.      DRAG ALONG RIGHT.

        (a) If at any time WWC proposes to make a bona fide Transfer (the "Proposed Transfer") of all the shares of Common Stock owned by it and all other shareholders of the Company which are subject to drag along rights in favor of WWC to a third party or group of related third parties (the "Proposed Transferee") WWC shall have the right (the "Drag Along Right"), subject to the further requirements of this Section 7, to require all (but not less than all) of the other Shareholders (which term includes, for purposes of this Section 7, all other shareholders of the Company which are subject to drag along rights in favor of WWC) to sell in the Proposed Transfer all (but not less than all) of the shares of Common Stock then owned by such other Shareholders on the same terms and conditions per share as are obtained by WWC. Each Shareholder agrees to take all reasonable steps necessary to enable such Shareholder to comply with the provisions of this Section 7, including executing and performing a purchase and sale, merger or other applicable acquisition agreement on the same terms as WWC. WWC and the Investor each agree to make full disclosure to the other concerning the details of any relationship and dealings it may have with the other party or parties to the Proposed Transfer. WWC shall keep each other Shareholder advised in writing of, and consult on a timely basis with each other Shareholder concerning, any Transfer with respect to which it has exercised the Drag Along Right.

        (b) The Investor, WWC and John W. Stanton each hereby agree that for a period of one year after the closing of any transaction in which the Drag Along Right is exercised and all the Common Stock of the Company subject to drag along rights in favor of WWC is Transferred solely for cash, such Person shall not acquire or hold, directly or indirectly, any equity interest in any entity which, directly or indirectly, acquired in the transaction which gave rise to the Drag Along Right the continuing business of the Company, other than in nominal amounts of publicly traded securities.

        (c) This Section 7 shall only apply to the Investor if the consideration to be received by the shareholders of the Company in the Proposed
Transfer:

                (i) comprises solely cash and the gross amount to be received by the Investor is sufficient to provide it with a return of its invested capital on the shares of Common Stock sold by it, together with an internal rate of return thereon of at least 23%; or

                (ii) comprises solely equity securities of the surviving entity in such transaction ("Consideration Securities"), representing 50% or less of the total outstanding voting power of such entity after giving effect to the transaction, and (A) the value of such Consideration Securities to be received by the Investor is sufficient to provide it with an implied return of its invested capital on the shares of Common Stock sold by it, together with an internal rate of return thereon of at least 15% (the value of the Consideration Securities being measured for this purpose as of the date immediately preceding the announcement of the Proposed Transfer transaction, (x) if there is a public trading market for such Consideration Securities, as an amount equal to the average of the mean of the high and low sales prices of such Consideration Securities on the principal market on which such securities are traded on each of the 30 consecutive trading days immediately preceding the announcement of the transaction or (y) if there is no such public trading market, as mutually agreed by WWC and the Investor within 14 days after the definitive terms of the transaction have been announced or, if not mutually agreed within such period, as determined pursuant to a private market value appraisal in the same manner as the Appraisal Procedure (with the expense of such appraisal to be borne by WWC)) and (B) the Investor is provided with demand registration rights with respect to the Consideration Securities received by it containing terms and conditions substantially the same as those in Section 11, which rights shall be exercisable twice in any 12-month period until all of the Consideration Securities received by the Investor have been Transferred to transferees who would not be entitled to the benefit of such registration rights under Section 15(a) or can be Transferred in Public Sales to U.S. persons in the United States without registration under the Securities Act and without imposition of volume limitations under Rule 144 under the Securities Act; or

                (iii) comprises solely Consideration Securities representing more than 50% of the total outstanding voting power of the surviving entity after giving effect to the transaction, and either (A) if such Consideration Securities are not a class of equity securities which, after giving effect to the transaction, has a public float representing at least 15% of the outstanding equity securities of such class, the rights and obligations of the Investor hereunder shall continue in effect and there is substantial management continuity from the Company to such surviving entity, or (B) if the Consideration Securities are a class of equity securities which, after giving effect to the transaction, has a public float representing at least 15% of the outstanding securities of such class, the only rights and obligations of the Investor hereunder which continue in effect shall be those which survive after a Qualifying IPO as provided in Section 14 hereof; or

                (iv) comprises a combination of cash and Consideration Securities, in which case, (A) if the Consideration Securities to be received by the shareholders of the Company represent 50% or less of the total outstanding voting power of the surviving entity after giving effect to the transaction, then (1) the value of such consideration to be received by the Investor is sufficient to provide it with an implied return of its invested capital on the shares of Common Stock sold by it, together with an internal rate of return thereon of at least the sum of (x) 15% and (y) 8% multiplied by the percentage of the total consideration that is represented by cash, and (2) demand registration rights are provided to the Investor with respect to such Consideration Securities as provided in clause (ii) above, or (B) if the Consideration Securities to be received by the shareholders of the Company represent more than 50% of the total outstanding voting power of the surviving entity after giving effect to the transaction, the provisions of (iii) above shall apply to the Investor and no return of invested capital or internal rate of return requirement shall apply.

        (d) To exercise the Drag Along Right, WWC shall give each other Shareholder and the Company a written notice (a "Drag Along Notice") containing
(i) confirmation that the Proposed Transferee proposes to acquire or make an exchange for all the then outstanding shares of Common Stock owned by WWC and the Investor (and all other shareholders of the Company which are subject to drag along rights in favor of WWC), (ii) the name and address of the Proposed Transferee and (iii) the proposed purchase price, terms of payment and other material terms and conditions of the Proposed Transferee's offer. Each Shareholder shall thereafter be obligated, subject, in the case of the Investor, to Section 7(c) and the other requirements for the exercise of the Drag Along Right under this Section 7, to sell all (but not less than all) of its shares of Common Stock as provided in such Drag Along Notice, provided, that the transaction is consummated within 180 days of delivery of the Drag Along Notice (or such longer period as may reasonably be required for any applicable FCC approval or waiver to be obtained and become final). If the sale is not consummated within such 180-day (or longer) period, then each Shareholder shall no longer be obligated to sell such Shareholder's shares of Common Stock pursuant to that specific Drag Along Notice but shall remain subject to the provisions of this Section 7 with respect to any subsequent Transfer to which the Drag Along Right would apply.

        (e) The Drag Along Right and the obligations of the Investor with respect thereto, shall terminate when there shall be one or more shareholders of the Company holding in the aggregate a Percentage Ownership of more than 10% of the outstanding Common Stock, which shareholders are not subject to the Drag Along Right.

8.      TAG ALONG RIGHT.

        (a) If at any time after the date of this Agreement WWC wishes to Transfer, in one transaction or a series of related transactions, a majority of the then issued and outstanding Common Stock to any third party or group of related third parties (other than pursuant to (i) a Spin-Off Distribution or (ii) a transaction to which the Drag Along Right is exercised), WWC shall notify the Investor and the Company, in writing, of such Transfer and its terms and conditions. Within 20 days after the date that such notice is delivered to the Investor, the Investor shall notify WWC if it elects to participate in such Transfer (which notice shall be irrevocable). The Investor, if it so notifies WWC, shall have the right to sell up to all of the shares of Common Stock owned by the Investor, as the Investor may elect in its notice to WWC. WWC shall cause the transferee to purchase at the same time as the purchase from WWC all the shares of Common Stock elected to be Transferred by the Investor in accordance with the foregoing on the same terms and conditions per share as are obtained by WWC and as were specified in WWC's notice to the Investor pursuant to this
Section 8(a).

        (b) If at any time or from time to time after the date of this Agreement WWC wishes to Transfer, in one transaction or a series of related transactions, a number of shares of Common Stock representing more than 10% and up to 50% of the then issued and outstanding Common Stock to any third party or group of related third parties (other than pursuant to a Spin-Off Distribution), WWC shall notify the Investor and the Company in writing of such Transfer and its terms and conditions. Within 20 days of the date that such notice is delivered to the Investor, the Investor shall notify WWC if it elects to participate in such Transfer (which notice shall be irrevocable). The Investor, if it so notifies WWC, shall have the right to Transfer up to the same percentage of the shares of Common Stock owned by it as are being Transferred by WWC. WWC shall cause the transferee to purchase at the same time as the purchase from WWC all the shares of Common Stock elected to be Transferred by the Investor in accordance with the foregoing on the same terms and conditions per share as are obtained by WWC and as were specified in WWC's notice to the Investor pursuant to this Section 8(b).

        (c) WWC and the Investor each agree to make full disclosure to the other concerning the details of any relationship and dealings it may have with the proposed transferee in any transaction to which this Section 8 applies. WWC shall keep the Investor advised in writing of, and consult on a timely basis with the Investor concerning, any transfer it may propose to make with respect to which the tag along rights under this Section 8 may apply.

9.      ISSUANCE OF COMPANY SECURITIES.

        (a) At such times as the Company requires additional funding, the Company will be responsive to the then existing conditions in the capital markets in determining how to raise such funding. As a general rule, the Company will first seek such capital in the form of loans from, or debt offerings in the capital markets to, third parties (it being understood that WWC and the Company recognize the rights of the Investor as a result of the events described in clause (a) of the definition of "Disposition Event"). The Company's second source of funding shall be debt in the form of loans from its shareholders, participation in which shall be offered to the Shareholders pro rata based on their respective Percentage Ownerships in the same manner as under the preemptive rights for equity offerings provided below in this Section 9. If additional funding is still required, the Company's third source of funding shall be equity offerings to the Shareholders pursuant to the preemptive rights provided below in this Section 9. In no event will the Investor or WWC be obligated to provide any further funding without their express prior written consent. It is understood that, notwithstanding the foregoing priorities, the Board will determine the appropriate timing of any public offerings of the Company's equity securities, subject to Section 12(j) hereof.

        (b) For purposes of this Section 9, the term "equity securities" shall include any warrants, options or other rights to acquire equity securities or debt securities convertible into equity securities, but shall not include non-voting, non-convertible preferred stock or nominal equity features included in the terms of a debt financing. This Section 9 shall not apply with respect to issuances of the Company's equity securities in connection with (i) a Public Sale by the Company, (ii) a conversion or exchange of any outstanding securities, (iii) a stock dividend, (iv) a merger, amalgamation, acquisition, reclassification or other reorganization in which the then-current shareholders of the Company would continue to be the only shareholders of the Company or which is effected to carry out an acquisition transaction or (v) the grant or exercise of stock options or other grants or purchases of equity securities of the Company pursuant to any stock option, stock purchase or other employee benefit plan now or hereafter adopted for employees, directors or consultants of the Company.

        (c) If at any time after the date hereof, the Company proposes to issue equity securities of any kind (except as provided in Section 9(b)), then, as to each Shareholder who holds Common Stock at such time, the Company shall:

                (i)     give written notice setting forth in reasonable detail
(A) the designation and all of the terms and provisions of the equity securities proposed to be issued (the "New Issue Securities"), including, where applicable, the voting powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof and, if applicable, the dividend rate and maturity; (B) the price and other terms of the proposed sale of such securities; (C) the amount of such securities proposed to be issued; and (D) such other material information as may reasonably be requested in order to evaluate the proposed issuance; and

                (ii) offer to issue to each such Shareholder a portion of the New Issue Securities equal to such Shareholder's Percentage Ownership on the terms and conditions stated in such notice.

        (d) Each such Shareholder that wishes to exercise its purchase rights hereunder must deliver a written notice to that effect to the Company within 15 days after the date the notice specified in Section 9(c) was delivered by the Company. If all of the New Issue Securities offered to such Shareholders are not fully subscribed by such Shareholders, the remaining New Issue Securities (other than any which WWC or its Permitted Affiliate Transferees may have declined to purchase as provided in Section 9(f)) will be reoffered (A) first to the Investor, (whereupon the Investor shall have five days from the date notice of such reoffer is delivered to the Investor to exercise its purchase right), and (B) if not fully taken up by the Investor, to the other Shareholders purchasing their full allotment upon the terms set forth in this
Section 9 (whereupon such Shareholders shall have five days from the date notice of such reoffer is delivered to such Shareholders to exercise their purchase rights), until all such New Issue Securities are fully subscribed for or until the Investor and all such Shareholders have subscribed for all such New Issue Securities which they desire to purchase. To the extent that the Company offers two or more securities in units, Shareholders must purchase such units as a whole and will not be given the opportunity to purchase only one of the securities making up such units. Such Shareholders must complete the purchase of such New Issue Securities at the same time in a single closing within five Business Days after the expiration of the 15-day period referred to in the first sentence of this Section 9(d) (or, if applicable, the expiration of the five-day period referred to in the second sentence of this Section 9(d)). If the purchase and sale of such New Issue Securities by a subscribing Shareholder is subject to any prior regulatory approval, consent, waiver, notice or like requirement, then provided that such Shareholder shall promptly make any necessary filings or applications for, and diligently pursue, the satisfaction of such regulatory requirements, the time period during which such purchase and sale must be consummated shall be extended until the earlier of (i) five Business Days after all such regulatory requirements have been satisfied and (ii) 90 days after the expiration of the applicable period set forth above for the completion of a purchase by the Investor or any other subscribing Shareholders, as the case may be, provided, that such 90-day period shall be extended by an additional 90 days upon written request of the Investor or such subscribing Shareholder, as the case may be, unless the Company shall deliver to the Investor or such subscribing Shareholder, as the case may be, an opinion of counsel experienced in the relevant area of law or regulation that such regulatory requirements cannot be satisfied by the Investor or such Shareholder, as the case may be. The closing of all purchases of the New Issue Securities by Shareholders shall occur simultaneously, at which time the Company shall deliver to the purchasing Shareholders, against receipt of the purchase price therefor by cash or certified or bank cashier's check, duly issued certificate or certificates representing the New Issue Securities that each such Shareholder has elected to purchase.

        (e) Upon the expiration of the offering periods described in the first two sentences of Section 9(d), or upon any failure of any Shareholders to complete the purchase of New Issue Securities in the time required under Section 9(d), the Company will be free to sell such New Issue Securities that the Shareholders have not elected to purchase (or have failed to purchase within the required time) during the 90 days (or applicable longer period under Section 9(d)) following such expiration (or failure) on terms and conditions per share no more favorable to the purchasers thereof than those offered to the Shareholders. Any New Issue Securities offered or proposed to be sold by the Company after such 90-day period (or applicable longer period under Section 9(d)) or on more favorable terms and conditions per share to the purchaser must be reoffered to the Shareholders pursuant to this Section 9. The election by a Shareholder not to exercise its purchase rights under this Section 9 in any one instance shall not affect its rights (other than in respect of a reduction in its Percentage Ownership) as to any subsequent proposed issuance. Any sale of such securities by the Company without first giving the Shareholders the rights described in this Section 9 shall be void and of no force and effect and the Company shall cause any required correction to the registration and transfer books of the Company to be effected.

        (f) The right of the Investor and any other Shareholder to purchase New Issue Securities which have not been subscribed for by other Shareholders under Section 9(d) shall not apply to New Issue Securities which are not subscribed for by WWC and which constitute (or represent the right to acquire) an aggregate of up to 10% of the Company's outstanding Common Stock (after giving effect to the sale of the New Issue Securities, including pursuant to the exercise of preemptive rights), provided, that each purchaser of such New Issue Securities is an entity having substantial assets or business operations in the telecommunications industry. If WWC shall so agree at the time, such New Issue Securities may at any time and from time to time be offered and sold by the Company to purchasers pursuant to the preceding sentence without being required to be offered first to other Shareholders pursuant to this Section 9. The provisions of this Section 9 shall not apply to the issuance of equity securities by the Company if the Investor is unable to subscribe for or own its portion of the New Issue Securities as a result of its inability to satisfy any applicable legal or regulatory requirements for such subscription or ownership within the time period specified in Section 9(d).

        (g) The Company hereby agrees that it shall cause each of its wholly-owned Subsidiaries to comply with the terms of this Section 9 with respect to the issuance of any equity securities by such Subsidiary (except for issuances of stock dividends or in connection with a merger, amalgamation, reclassification or other reorganization resulting in no reduction in the Company's direct or indirect equity interest in such Subsidiary).

10.     DISPOSITION TRANSACTIONS.

        In the circumstances specified in this Section 10, WWC or the Company, as applicable, shall have the right, or be subject to the obligation, as the case may be, to effect in the manner provided in this Section 10 a Repurchase (as defined below) or, if applicable, a Public Sale (such Repurchase or Public Sale being referred to as a "Disposition Transaction") of all (or such portion as may be specified in this Section 10) of the shares of Common Stock held by the Investor.

        (a) Upon delivery of notice by the Investor of any exercise of the Investor's demand registration rights under Section 11(b)(i), the Company shall proceed to register under the Securities Act, in accordance with Section 11(b), the amount of Registrable Securities owned by the Investor specified in such notice delivered by the Investor. WWC (or, if WWC so elects, the Company) will have the right, exercisable by delivery of written notice to the Investor within 30 days from the Investor's delivery of its notice pursuant to

Section 11(b)(i), to require, concurrently with all actions necessary to effect the registration of the specified amount of Registrable Securities, the determination of the Private Market Value pursuant to the Appraisal Procedure. Upon determination of the Private Market Value, the Company shall complete the registration of such amount of Registrable Securities (which shall be pursuant to Section 11 and not this Section 10, which shall not be applicable) unless WWC elects, in its sole discretion, instead, to effect (or, if WWC so elects, to cause the Company to effect) a Repurchase of said securities at the Private Market Value per share so determined; provided, that any such Repurchase shall be completed within six months of the Investor's delivery of the demand registration notice pursuant to Section 11(b)(i).

        (b)     (i)     If at any time Hutchison Whampoa Limited ("HWL"),
currently the 100% indirect owner of HTL, shall not, directly or indirectly, (A) hold at least 40% of the outstanding voting power of HTL and the Investor, and
(B) be the single largest shareholder of HTL and the Investor, (the failure to maintain either of (A) or (B) above being hereinafter referred to as an "Investor Change of Ownership"), WWC (or, if WWC so elects, the Company) will have the right, exercisable by delivery of written notice to the Investor within 90 days after receipt of notice of the Investor Change of Ownership, to effect a Disposition Transaction covering all (and not less than all) of the shares of Common Stock owned by the Investor and its Subsidiaries. Such Disposition Transaction shall be completed within six months of the delivery to the Investor of WWC's or the Company's, as the case may be, notice of exercise of its right to effect such Disposition Transaction under this Section 10(b)(i).

                (ii) Subject to Section 10(d) hereof, if at any time HTL shall not, directly or indirectly, (A) hold at least 40% of the outstanding voting power of any Permitted Affiliate Transferee referred to in clause
(a)(iii) of the definition of "Permitted Affiliate Transferee", or (B) be the single largest shareholder of such Permitted Affiliate Transferee (the failure to maintain either of (A) or (B) above being hereinafter referred to as an "Affiliate Change of Ownership"), WWC (or, if WWC so elects, the Company) will have the right, exercisable by delivery of written notice to such Permitted Affiliate Transferee within 90 days after receipt of notice of such Affiliate Change of Ownership, to effect a Disposition Transaction covering all (and not less than all) of the shares of Common Stock owned by such Permitted Affiliate Transferee and its Subsidiaries. Such Disposition Transaction shall be completed within six months of the delivery to the Permitted Affiliate Transferee of WWC's or the Company's notice of exercise of its right to effect such Disposition Transaction under this Section 10(b)(ii).

                (iii) The Investor will give prompt written notice to WWC and the Company of any Investor Change of Ownership or Affiliate Change of Ownership.

        (c) Within 90 days after a Disposition Event, the Investor shall have the right to deliver written notice to WWC demanding that WWC (or, at WWC's election, the Company) effect a Repurchase. Upon receipt of such notice WWC (or, at WWC's election; the Company) shall effect a Repurchase of all the shares of Common Stock owned by the Investor within six months after the delivery to WWC of such notice. It is understood that if no written notice is delivered within said 90 day period, neither WWC nor the Company shall have any obligation to effect a Repurchase with respect to such Disposition Event, nor shall the Investor have any other rights solely as a result of such Disposition Event.

        (d) In the event that WWC (or, at WWC's election, the Company) has given notice that it is electing to effect a Disposition Transaction as a result of an Affiliate Change of Ownership, and if no Investor Change of Ownership has occurred with respect to HTL, then HTL shall have the prior right, within 30 days after delivery by WWC (or, at WWC's election, the Company) of notice to the Permitted Affiliate Transferee of such election, to purchase all the shares of Common Stock owned by the Permitted Affiliate Transferee (and its Subsidiaries) that are the subject of such Affiliate Change of Ownership, such purchase to be completed within 90 days after delivery of such notice by WWC (or, if WWC so elects, the Company).

        (e)     (i)     If WWC (or, at WWC's election, the Company) has
delivered written notice pursuant to Section 10(b)(i) or 10(b)(ii) hereof of its election to effect a Disposition Transaction as a result of an Investor Change of Ownership or an Affiliate Change of Ownership, then the Company shall cause to be made a Public Sale, using the procedures under Section 11(b) hereof, of all the shares of Common Stock owned by the Investor and its Subsidiaries, or (subject to Section 10(d) hereof) by the Permitted Affiliate Transferee and its Subsidiaries, as the case may be. WWC (or, if WWC so elects, the Company) will have the right, exercisable by delivery of written notice to the Investor or the Permitted Affiliate Transferee, as applicable, concurrently with the notice of WWC's (or at WWC's election, the Company's) election to effect such Disposition Transaction, to require, concurrently with all actions necessary to effect the Public Sale of such shares of Common Stock, the determination of the Private Market Value pursuant to the Appraisal Procedure. Upon determination of the Private Market Value, the Company shall complete the Public Sale of such shares of Common Stock unless WWC, in its sole discretion, elects, instead, to effect (or, if WWC so elects, to cause the Company to effect) a Repurchase of such Common Stock at the Private Market Value per share so determined; provided, that any such Repurchase or Public Sale shall be completed within six months of WWC's (or, at WWC's election, the Company's) notice of election to effect the Disposition Transaction.

                (ii) If the Investor has delivered to WWC written notice demanding that WWC effect a Repurchase of the Investor's shares of Common Stock pursuant to Section 10(c), then upon delivery of such notice an appraisal of the Private Market Value shall be completed as soon as practicable pursuant to the Appraisal Procedure. The closing of the Repurchase shall be effected promptly after the determination of the Private Market Value, and in any event within six months after the written demand for a Repurchase was delivered by the Investor pursuant to Section 10(c). The Repurchase shall result in the repurchase of all the relevant shares required to be repurchased at a purchase price per share of Common Stock equal to the Private Market Value divided by the number of shares of Common Stock outstanding (on a fully diluted basis) prior to giving effect to the Repurchase.

        (f) The Disposition Transaction shall be effected by one of the following methods, as WWC (or at WWC's election, the Company) may elect:

                (i) Repurchase. WWC (or, at WWC's election, the Company) may repurchase all the relevant shares of Common Stock to be disposed of in accordance with this Section 10 at a per share price equal to the Private Market Value per share determined by dividing the Private Market Value by the number of shares of Common Stock outstanding, on a fully diluted basis, prior to giving effect to such transaction (a "Repurchase"). Such repurchase shall be made for cash or, if WWC (or, at WWC's election, the Company) so elects by written notice to the Investor for shares of WWC's Class A Common Stock ("Class A Stock"), the value of which shall be measured as an amount equal to the average of the mean of the high and low sales prices of the Class A Stock on the NASDAQ National Market on each of the 30 consecutive Trading Days immediately preceding the event which gave rise to the Company's right so to effect the Disposition Transaction or the Disposition Event, as the case may be. At the closing of the Disposition Transaction, any shares of Class A Stock to be delivered to the Investor shall be delivered pursuant to an effective resale registration statement on Form S-3 or other form under the Securities Act appropriate for a delayed or continuous offering of such shares.

                (ii) Public Sale. Except in the case of a Disposition Transaction pursuant to Section 10(a) (with respect to which the Public Sale shall be consummated pursuant to Section 11, without regard to this Section 10 unless WWC (or, at WWC's election, the Company) has elected to make a Repurchase) or 10(c) (with respect to which only the provisions relating to Repurchase are applicable), the Company may effect a Disposition Transaction by means of a Public Sale of the relevant shares of Common Stock using the procedures set forth in Section 11(b).

        (g)     (i)     The Investor shall have the right (the "Demand Event Tag
Along Right"), by delivery of written notice to WWC and the Company within 30 days after the announcement of a transaction which would give rise to a Demand Event (a "Demand Event Transaction"), which notice shall be revocable only if such transaction is not completed, to require that the Investor be permitted to participate in such transaction through the Transfer (including through an exchange of shares in a merger) of all of the shares of Common Stock owned by the Investor as provided in this Section 10(g). Notwithstanding the foregoing, WWC shall have the right (the "Demand Event Drag Along Right"), by delivery of written notice to the Investor within 30 days after the announcement of the Demand Event Transaction (which notice shall be revocable only if such transaction is not completed), to require the Investor to Transfer all the shares of Common Stock owned by it in accordance with the following provisions of this Section 10(g). The Investor agrees that if WWC shall so exercise the Demand Event Drag Along Right, the Investor will so Transfer all the shares of Common Stock owned by the Investor.

                (ii) Upon delivery of the Investor's notice of exercise of the Demand Event Tag Along Right (or WWC's notice of exercise of the Demand Event Drag Along Right, as the case may be), an appraisal of the Private Market Value shall be completed as soon as practicable pursuant to the Appraisal Procedure. For purposes hereof, the Investor shall be treated as if there had been issued to it the number of shares of Class A Stock that would have been issued to the Investor pursuant to Section 10(f)(i) in a Repurchase at such Private Market Value per share of all the Investor's shares of Common Stock in which WWC elected to deliver shares of Class A Stock in lieu of cash (the "Investor Deemed Class A Shares"). WWC shall cause the acquiror in the Demand Event Transaction to deliver to the Investor, for each Investor Deemed Class A Share, the same consideration per Investor Deemed Class A Share (including the exact form and type of consideration) as is delivered to the shareholders of WWC for each share of Class A Stock in the Demand Event Transaction (the "Demand Event Consideration"), all on the same per share terms and conditions (other than any delay in such delivery required for the determination of the Private Market Value or for the satisfaction of any regulatory requirements applicable to the Investor and the delivery of the Demand Event Consideration to it) as are applicable to the outstanding shares of Class A Stock in the Demand Event Transaction.

                (iii) The delivery of the Demand Event Consideration shall be made upon the closing of the Demand Event Transaction or, if later, as soon as practicable after the Private Market Value has been determined pursuant to the Appraisal Procedure and any regulatory requirements applicable to the Investor and the delivery of the Demand Event Consideration to it have been satisfied. Such delivery of the Demand Event Consideration shall be made against delivery of all the Investor's shares of Common Stock to the Company, WWC or the acquiror in the Demand Event Transaction, as such acquiror may specify.

11.     REGISTRATION RIGHTS.

        The Investor shall have the right to have its Registrable Securities (as hereinafter defined) registered under the Securities Act and applicable United States state securities laws in accordance with the express terms of the following provisions.

        (a)     Definitions. As used in this Section 11:

                (i) the terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

                (ii) the term "Registrable Securities" shall mean (A) Common Stock issued to the Investor, (B) any additional Common Stock acquired by the Investor from the Company or another Shareholder other than in a Public Sale, and (C) any Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Stock referred to in clauses (A) and (B) above;

                (iii) "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with its obligations under this
Section 11, including, without limitation, all Commission, National Association of Securities Dealers ("NASD") and stock exchange or NASDAQ registration, listing and filing fees and expenses, fees and expenses of compliance with applicable state securities or "blue sky" laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualifications of Registrable Securities), printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit and "cold comfort" letters required by or incident to such performance and compliance), the fees and disbursements of underwriters customarily paid in connection with secondary registered Public Sales of securities (including the fees and expenses of any "qualified independent underwriter" required by the NASD), the reasonable fees of one U.S. counsel plus, if reasonably required by the Investor, one local counsel retained by the Investor in connection with each such registration pursuant to this Section 11 for purposes of obtaining advice concerning applicable securities laws and securities exchange regulations, review of the registration statement and prospectus and limited due diligence concerning the Company, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other Persons retained by the Company (but not including any underwriting discounts or commission or transfer taxes, if any, attributable to the sale of Registrable Securities by the Investor); and

                (iv) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and transfer tax, if any, attributable to the sale of Registrable Securities by the Investor.

        (b)     Demand Registration.

                (i) Upon the earlier of (A) the third anniversary of the Closing Date and (B) the occurrence of a Demand Event (but only if a Demand Event Tag Along Right or Demand Event Drag Along Right has not been exercised), the Investor shall have the right, upon delivery of written notice to the Company (not more than twice in any 12-month period and subject, in each case, to Section 10(a) hereof) to require the Company to register under the Securities Act such amount of Registrable Securities owned by the Investor as may be specified in such notice in accordance with the procedures set forth in this
Section 11(b), provided, that any such registration demanded by the Investor under this Section 11(b)(i) must be for an amount of Common Stock having an aggregate anticipated sales price of at least $25,000,000. The rights of the Investor to demand the registration of its Registrable Securities shall continue until (x) all the Registrable Securities owned by it shall have been Transferred to transferees who are not entitled to the registration rights of the Investor hereunder in accordance with Section 15 hereof or, if earlier, (y) all its remaining Registrable Securities are already included in an effective resale registration statement on Form S-3 or other appropriate form for continuous or delayed offerings or are eligible to be Transferred in Public Sales to U.S. persons in the United States without registration under the Securities Act and without being subject to volume limitations under Rule 144 under the Securities Act, provided, in the case of (y), that there is a public float of the Common Stock equal to at least 15% of the total outstanding shares of Common Stock.

                (ii) If, by the fifth anniversary of the Closing Date, the Company has not completed one or more Public Sales which have resulted in a public float of the Common Stock equal to at least 15% of the total outstanding shares of Common Stock, then the Investor shall have the right to require the Company to register and effect a Public Sale of a sufficient number of shares of newly issued Common Stock which, together with shares of Common Stock being resold by WWC or any Other Shareholders (as defined below) and shares of Common Stock previously sold in Public Sales, will result in a public float of at least 15% of the total outstanding shares of Common Stock, all in accordance with the procedures set forth in this Section 11(b) for the registration of Registrable Securities.

                (iii) If the Investor shall have demanded a registration of Registrable Securities (which term will include for this purpose newly issued shares of Common Stock referred to in Section 11(b)(ii) hereof) then the Company will:

                (A) promptly give written notice of the proposed registration to all other shareholders entitled to piggyback registration rights under Section 11(c) hereof or any other contractual agreement of the Company (the "Other Shareholders") and

                (B) as soon as practicable, use its best efforts to prepare and file with the Commission and cause to become effective such registration statement as would permit or facilitate the sale and distribution of all the Registrable Securities required to be covered thereby pursuant to the notice delivered by the Investor, together (subject to Section 11(b)(iv) below) with all or such portion of the securities of any Other Shareholders joining in such registration as are specified in written requests received by the Company within ten Business Days after written notice from the Company is delivered under
        Section 11(b)(iii)(A) above.

                (iv) The Investor, at its election, shall have the Registrable Securities covered by its request distributed by means of an underwritten public offering with a single or managing underwriter selected by the Company and reasonably acceptable to the Investor. If any Other Shareholders so request, the securities of such Other Shareholders shall be included in the registration and underwriting being effected pursuant to this Section 11(b), subject to this Section 11(b)(iv). The Investor and the Company shall (together with all Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Company and reasonably acceptable to the Investor (the "Representative"). Notwithstanding any other provision of this Section 11(b), if the Representative advises the Investor and the Company in writing that (x) marketing factors require a limitation on the number of shares to be underwritten or (y) the inclusion of shares held by officers and directors of the Company in the offering could, in the Representative's best judgment, materially reduce the offering price per share, then, in the case of the preceding clause (x), the Common Stock held by Other Shareholders shall be excluded from such underwriting to the extent so required by such limitations and, in the case of the preceding clause (y), the Common Stock held by officers and directors of the Company shall be excluded from such underwriting to the extent advised by the Representative. If, after the exclusion of such shares, further reductions are required to meet the limitation on the number of shares to be underwritten as advised by the Representative, then the Investor may elect, in its sole discretion, to reduce the number of shares that will be included in the underwriting by it by such number of shares as is necessary to comply with such limitation, but in no event to an amount which is below the minimum amount for a demand registration as provided in Section 11(b)(i). If the Investor does not so elect, then the registration of its shares under Section 11(b)(i) will not proceed and will be terminated without liability to any other Person. If the Representative has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the Representative so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                (v) Notwithstanding the foregoing, if the Company shall furnish to the Investor and the Other Shareholders a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board, it would be materially detrimental to the Company and its shareholders for such registration statement to be filed and that it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 90 days after the delivery of such certificate, provided that the Investor shall not be required to accept such a deferral more than twice in any 12-month period.

        (c)     Piggyback Registration.

                (i) If the Company shall determine to register any of its Common Stock either for its own account or for the account of any holder or holders of Common Stock (other than a registration on Form S-8 (or similar or successor form) relating solely to stock option, stock purchase or other employee benefit plans, or a registration on Form S-4 (or similar or successor form), or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), the Company will:

                (A) promptly give to the Investor a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                (B) subject to Section 11(c)(ii) below, include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made by the Investor within fifteen (15) days after the date written notice as described in Section 11(c)(i)(A) above is delivered by the Company. Such written request may specify all or a part of the Registrable Securities.

                (ii) If the registration of which the Company gives notice is for a Public Sale consisting of an underwritten public offering (in which event the underwriter shall be selected by the Company, in its sole discretion), the Company shall so advise the Investor as a part of the written notice given pursuant to Section 11(c)(i)(A). In such event, the right of the Investor to registration pursuant to this Section 11(c) shall be conditioned upon the Investor's participation in such underwriting and the inclusion of the Investor's Registrable Securities in the underwriting to the extent provided herein. The Investor, if its shares are to be included in such registration, shall (together with the Company and the Other Shareholders distributing their Common Stock through such underwriting) enter into an underwriting agreement in customary form with the Representative. Notwithstanding any other provision of this Section 11(c), if the Representative advises the Investor or the Company in writing that (x) the inclusion of shares held by the officers and directors of the Company in the offering could, in the Representative's best judgment, materially reduce the offering price per share, or (y) that marketing factors require a limitation on the number of shares to be underwritten, then, in the case of the preceding clause (x), the Common Stock held by officers and directors of the Company shall be excluded from such underwriting to the extent so advised by the Representative and, in the case of the preceding clause (y), the number of shares that may be included in the underwriting by the Investor and Other Shareholders requesting inclusion in such registration (but not the Company or WWC) shall be reduced, on a pro rata basis (based on the number of shares requested by the Investor and such Other Shareholders to be included in such registration), by such minimum number of shares as is necessary to comply with such limitation. If the Investor disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the Representative, given a reasonable period of time prior to the finalization of the underwriting arrangements. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall not be included in such registration. If at any time prior to the effective date of the registration statement, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to the Investor and, thereupon, shall be relieved of its obligation under this Section 11(c) to register any of the Registrable Securities in connection with such registration.

                (iii) Number and Duration. The Investor shall be entitled to have its shares included in an unlimited number of registrations pursuant to this Section 11(c). The rights of the Investor to registration of its Registrable Securities under this Section 11(c) shall continue until (x) all the Registrable Securities owned by it shall have been Transferred to transferees who are not entitled to the registration rights of the Investor hereunder in accordance with Section 15 hereof or, if earlier, (y) all its remaining Registrable Securities are already included in an effective resale registration statement on Form S-3 or other appropriate form for continuous or delayed offerings or are eligible to be Transferred in Public Sales to U.S. persons in the United States without registration under the Securities Act and without being subject to volume limitations under Rule 144 under the Securities Act, provided, in the case of (y), that there is a public float of the Common Stock equal to at least 15% of the total outstanding shares of Common Stock.

        (d) Expenses of Registration. Upon the exercise of registration rights set forth in this Section 11, the Company shall pay all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 11, provided, that such expenses shall not include Selling Expenses, which shall be borne by the Investor pro rata on the basis of the number of its shares so registered.

        (e) Registration Procedures. In the case of each registration effected by the Company pursuant to this Section 11, the Company will keep the Investor advised in writing as to the initiation of each registration and as to the completion thereof. In connection with any offering of Registrable Securities registered pursuant to clause (b) or (c) of this Section 11, at its expense, the Company shall:

                (i) prepare and file with the Commission, as promptly as practical after receipt of a request for registration pursuant to this Section 11, a registration statement on any form for which the Company then qualifies, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become and remain effective as provided herein; provided, that before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, the Company will (A) furnish to the Investor copies of all such documents proposed to be filed for review and comment and (B) notify the Investor of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

                (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration effective (A) during the ten Business Day period immediately following the date on which such registration statement shall be declared effective, and (B) subject to any obligation of the Investor to refrain from selling or offering to sell any Registrable Securities during a Blackout Period (as defined below), for 120 days after the date of effectiveness or (C) if earlier, until the Investor has completed the distribution described in the registration statement relating thereto (but not before the expiration of the time periods referred to in Section 4(3) of the Securities Act and Rule 174 promulgated thereunder, or any successor provisions, if applicable). The Company shall be entitled to elect that a registration statement not be usable, for a reasonable period of time, but not in excess of one hundred twenty (120) consecutive days (a "Blackout Period"), if the Company determines in good faith that the use of such registration statement or the related prospectus would interfere with any pending financing, acquisition, corporate reorganization or any other material corporate development involving the Company, WWC or any of their Subsidiaries or would require premature disclosure thereof, and the Company promptly gives the Investor written notice of such determination, containing a general statement of the reasons for such postponement or restriction on use and an approximation of the anticipated delay; provided, however, that (x) the Company shall not be entitled to initiate a Blackout Period unless it shall concurrently forbid purchases or sales in the open market by directors, senior executives and other Affiliates of the Company, (y) the aggregate number of days included in all Blackout Periods during any consecutive twelve (12) month period shall not exceed two hundred forty (240) days, and (z) the period that the Company shall be required to maintain the effectiveness of the registration statement shall be increased by the aggregate number of days in the Blackout Periods. The Company shall give written notice to each shareholder of record included in the registration statement of the commencement and the termination of any Blackout Period;

                (iii) furnish to each underwriter, if any, and the Investor such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents incident thereto as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor;

                (iv) use its best efforts to register or qualify such Registrable Securities under the state securities or "blue sky" laws of such states as the Investor or the Representative reasonably request and do any and all other acts and things that may be reasonably necessary or advisable to enable the Investor and the underwriters to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Investor; provided, that the Company will not be required as a result thereof to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (iv), (B) subject itself to taxation or regulation of its business in any such jurisdiction in which it would not otherwise be so subject or (C) consent to general service of process in any jurisdiction in which it would not otherwise be subject to general service of process;

                (v) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Investor to consummate the disposition of such Registrable Securities;

                (vi) immediately notify the Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event that comes to the Company's attention, if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and subject to the Blackout Period provisions in clause (ii) above, the Company will promptly prepare and furnish to the Investor a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                (vii) use its best efforts to cause all such Registrable Securities to be listed on a national securities exchange in the United States or quoted on the NASDAQ National Market System and listed or quoted on each securities exchange or automated quotation system on which similar securities issued by the Company may then be listed or quoted, and enter into such customary agreements including a listing application and indemnification agreement in customary form, and, subject to applicable law, to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

                (viii) enter into such customary agreements (including an underwriting agreement or qualified independent underwriting agreement, in each case, in customary form) and take all such other actions as the Investor requesting registration of the Registrable Securities being covered by such registration statement or the underwriter reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities, including customary representations, warranties, indemnities and agreements;

                (ix) make available (after reasonable notice and execution of customary confidentiality agreements satisfactory to the Company) for inspection, during business hours of the Company, by the Investor or its representatives (if it has requested registration of Registrable Securities) and any underwriter participating in any disposition pursuant to such registration statement (to the extent provided in the applicable underwriting agreement), (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries (collectively, "Records"), if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees, and those of the Company's Affiliates, to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement;

                (x) use its best efforts to obtain a "cold comfort" letter from the Company's appointed auditors in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Representative reasonably requests; and

                (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and all conditions imposed by relevant governmental authorities or under applicable law and make available to the Investor, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months beginning after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

        It shall be a condition precedent to the obligation of the Company to take any action with respect to any Registrable Securities that the Investor shall furnish to the Company such information regarding the Registrable Securities and any other securities of the Company held by the Investor and the intended method of disposition of the Registrable Securities held by the Investor and such other information regarding the Investor as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

        The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 11(e)(vi) hereof, the Investor will forthwith discontinue disposition of Registrable Securities pursuant to any prospectus or registration statement until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 11(e)(vi) hereof, and, if so directed by the Company (at the Company's expense), the Investor will deliver to the Company all copies (including, without limitation, any and all drafts), other than permanent file copies, then in the Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

        (f)     Indemnification.

                (i) In the event of any registration of any shares of Common Stock under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Investor, its directors and officers, each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Investor or any such underwriter within the meaning of the Securities Act against any and all losses, claims, damages and liabilities (or actions in respect thereof), joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent, which consent will not be unreasonably withheld) to which the Investor, any such director or officer or any such underwriter or controlling Person may become subject under the Securities Act, the Exchange Act, United States state securities or "blue sky" laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (A) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(C) any violation (or alleged violation) by the Company of any United States federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, qualification or compliance. The Company will reimburse the Investor and each such director, officer, underwriter and controlling Person for any legal and any other expenses reasonably incurred in connection with investigating or defending such claim, loss, damage, liability or action, as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by the Investor or any such director, officer, underwriter or controlling Person specifically stating that it is for use therein; provided further, however, that the Company shall not be liable to any of the foregoing indemnitees pursuant to this Section 11(f) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such indemnitee results from the fact that the Investor or underwriter sold Registrable Securities (x) to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to the Investor or underwriter and such final prospectus, as then amended or supplemented, had corrected any such misstatement or omission or (y) during a Blackout Period or after receipt of a notice pursuant to Section 11(e)(vi) hereof (prior to the amendment or supplement thereunder having been furnished).

        The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor or any such director, officer, underwriter or controlling Person and shall survive the transfer of such securities by the Investor or such underwriter.

                (ii) The Investor will, if Registrable Securities held by it are included in any registration statement filed in accordance with the provisions hereof, (x) indemnify the Company, its directors, officers and controlling Persons, all other prospective sellers, each person who participates as an underwriter, and their respective directors, officers and controlling Persons against all claims, losses, damages and liabilities (or actions in respect thereof) and expenses to which any such Person may become subject under the Securities Act, the Exchange Act, United States state securities or "blue sky" laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (A) any untrue statement (or alleged untrue statement) of a material fact with respect to the Investor contained in any such registration statement, preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, in reliance on and in conformity with written information furnished to the Company by the Investor specifically for use therein, or (B) any omission (or alleged omission) to state therein a material fact with respect to the Investor required to be stated therein or necessary to make the statements made by the Investor therein not misleading and (y) reimburse the Company and its directors, officers, controlling Persons and all other prospective sellers, each person who participates as an underwriter, and their respective directors, officers, and controlling Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in the case of both clause (x) and clause (y), to the extent, and only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Investor with respect to the Investor specifically for use therein; provided, however, that the obligations of the Investor hereunder shall be limited to an amount equal to the proceeds to be received by the Investor from securities sold by the Investor pursuant to such registration statement or prospectus.

        The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or the Investor, the underwriters or any of their respective directors, officers, or controlling Persons and shall survive the transfer of such securities by the Investor and such underwriters.

                (iii)   Each party entitled to indemnification under this
Section 11(f) (an "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom (it being understood that the Indemnifying Party shall not be responsible for more than one counsel for all Indemnified Parties in any single action or claim (or group of related actions or claims), unless the Investor shall have reasonably concluded that it may have a conflict of interest with one or more other Indemnified Parties with respect to any actions or claims). Counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed). The Indemnified Party may participate in such defense at the Indemnified Party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the reasonable fees and expenses of the Indemnified Party's counsel shall be at the expense of the Indemnifying Party and shall be reimbursed as they are incurred). The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 11 except to the extent the Indemnifying Party is actually materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as a term thereof the giving by the claimant or plaintiff to such Indemnified Party of an unconditional release from all liability with respect to such claim or litigation. Each Indemnified Party shall promptly furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                (iv) In order to provide for just and equitable contribution in circumstances in which the foregoing indemnities provided for in this Section 11(f) are for any reason held to be unenforceable although applicable in accordance with their terms, the Company and the Investor shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnities in such proportion as shall be appropriate to reflect (A) the relative benefits received by the Company, on the one hand, and the Investor, on the other hand, from the offering of the Registrable Securities and any other securities included in such offering, and (B) the relative fault of the Company, on the one hand, and the Investor, on the other hand, with respect to the statements or omissions that resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to a contribution from any Person who was not guilty of such fraudulent misrepresentation. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Investor, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Investor agree that it would not be just and equitable if a contribution pursuant to this
Section 11(f) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. Notwithstanding anything to the contrary contained herein, the Company and the Investor agree that any contribution required to be made by the Investor pursuant to this Section 11(f) shall not exceed the net proceeds from the offering of Registrable Securities (before deducting expenses) received by the Investor with respect to such offering. For purposes of this Section 11(f), each Person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Investor, and each director of the Company, each officer of the Company who signed the registration statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

                (v) The foregoing indemnities of the Company and the Investor are subject to the condition that, insofar as they relate to any untrue statement (or alleged untrue statement) of a material fact contained in a preliminary prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements contained therein not misleading, which was eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question became effective or the amended prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act (the "Final Prospectus"), such indemnities shall not inure to the benefit of any underwriter if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

        (g) Information by the Investor. The Investor shall furnish to the Company such information regarding the Investor and the distribution proposed by the Investor as the Company may reasonably request in writing in connection with any registration of Registrable Securities of the Investor and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 11.

        (h) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the restricted securities to the public without registration, the Company agrees to:

                (A) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the effective date of the first registration statement under the Securities Act filed by the Company for an offering of its securities to the general public;

                (B) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                (C) so long as the Investor owns any Registrable Securities, furnish to the Investor upon request a written statement by the Company as to its compliance with the current information requirements of Rule 144 under the Securities Act (at any time from and after the effective date of the first registration statement filed by the

        Company for an offering of its securities to the general public), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents filed with the Commission pursuant to the reporting requirements of the Exchange Act as the Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing the Investor to sell any such securities without registration.

        (i)     "Market Stand-off" Agreement.

                (i) If any registration of Common Stock (or other securities) of the Company shall be in connection with an underwritten public offering, the Investor agrees not to effect any sale or distribution of any Registrable Securities, including any private placement or any sale pursuant to Rule 144A under the Securities Act (or any successor provision) or otherwise or any sale pursuant to Rule 144 under the Securities Act (or any successor provision), other than by pro-rata distribution to its shareholders, partners or other beneficial holders, and not to effect any such sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the anticipated ten calendar days prior to, and during the 180 calendar day period (or such other period as may be agreed upon between the Investor and the Representative) that begins on the effective date of such registration statement, without the consent of the Representative; provided, however, that written notice of such registration has been delivered to the Investor at least two Business Days prior to the anticipated beginning of the ten calendar day period referred to above.

                (ii) If requested by the Representative the Investor shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 180-day or other period. The provisions of this Section 11(i) shall be binding upon any transferee who acquires Registrable Securities, including, without limitation, any Permitted Affiliate Transferee of the Investor, the Investor's shareholders, partners or other beneficial holders, if such transferee is entitled to the registration rights provided hereunder. The Company agrees that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which the holders of such securities agree not to effect any sale or distribution of any such securities during the period and in the manner referred to in this Section 11(i)(ii).

                (iii) If any registration of Registrable Securities shall be in connection with an underwritten public offering, the Company agrees (A) not to effect any Public Sale of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than any such sale or distribution of such securities as part of such public offering, in connection with any amalgamation, merger or consolidation by the Company or any Subsidiary of the Company, the acquisition by the Company or a Subsidiary of the Company of the shares or any assets of any other Person, or in connection with a stock option, stock purchase or other employee benefit plan) during the ten days prior to, and during the 180-day period (or such other period as may be agreed upon between the Company and the Representative) which begins on the effective date of such registration statement without the consent of the Representative.

        (j) WWC agrees that it will cooperate in all reasonable respects in any due diligence investigation contemplated under Section 11(e)(ix) hereof that is required in connection with a registration and public offering pursuant to this Section 11 and provide reasonable access to books, records and personnel of WWC which are material to a customary due diligence investigation of the Company and its business, assets and operations in connection with a registered public offering.

12.     CERTAIN COVENANTS OF THE COMPANY AND WWC.

        (a) Auditors. The Company shall maintain a system of accounting established and administered in accordance with United States generally accepted accounting principles ("U.S. GAAP") and shall set aside on its books all such proper reserves as shall be required by U.S. GAAP. The Company shall retain a firm of independent certified public accountants of recognized standing (which may be the auditors of WWC) to audit and report on the Company's annual consolidated balance sheets and statements of operations, shareholders' equity and cash flows and to report to the Board. All major accounting policies and principles shall be determined by the Board in accordance with U.S. GAAP.

        (b)     Financial and Other Information.

                (i) The Company shall prepare annual consolidated balance sheets and statements of operations, shareholders' equity and cash flows of the Company and its Subsidiaries, which shall be prepared in accordance with U.S. GAAP, set forth in each case in comparative form the figures for the previous year, and be audited by the auditors referred to in Section 12(a) hereof. The Company shall also prepare quarterly unaudited consolidated balance sheets and statements of operations, shareholders' equity and cash flows of the Company and its Subsidiaries, certified by the Chief Financial Officer or the Chief Executive Officer of the Company and prepared in accordance with U.S. GAAP and setting forth in each case in comparative form the same figures for the comparable period of the previous year and, in addition, year-to-date figures. The Company will furnish to the Investor the following information within the time specified: (i) as soon as practicable after the end of each fiscal quarter and, in any event within 50 days thereafter, all of the quarterly financial information referred to herein, (ii) as soon as practicable after the end of each fiscal year, and in any event within 120 days thereafter, all of the annual financial information referred to herein, and (iii) on a timely basis, such other monthly management operational and financial reports and information as the Investor may reasonably request.

                (ii) As part of the annual audit of WWC, WWC's independent public accountants shall provide to the Investor a certificate as to the compliance by WWC and the Company with the allocation of credits, fees, charges and expenses in accordance with the terms of the Intercompany Agreements.

        (c)     Inspection and Audit Rights.

                (i) From and after the date hereof, the Company will permit the Investor, or its representatives, to visit and inspect any of the properties of the Company, to examine all its books of account, records, reports and other papers which are not contractually required of the Company to be kept confidential or secret, to discuss its affairs, finances and accounts with its officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes such accountants to discuss with the Investor and its representatives the finances and affairs of the Company and its Subsidiaries), and WWC will permit the Investor to discuss the affairs of WWC, if material to the Company, with the Senior Officers all at such reasonable times and as often as may be reasonably requested.

                (ii) The Investor shall have the right to carry out an audit (by its independent auditor) once each year to determine compliance by WWC and the Company with the allocation of credits, fees, charges and expenses in accordance with the terms of the Intercompany Agreements. Each such audit shall be at the Investor's sole cost and expense unless it is determined that the allocations made with respect to the Company differed from the allocations which should have been made in accordance with the Intercompany Agreements by more than 10%, in which event the cost of such audit shall be borne by WWC.

        (d)     PCS and Future Spectrum Allocations.

                (i) WWC shall develop and conduct the United States domestic PCS business (which shall include for this purpose any expansion spectrum allocated by the FCC to broadband personal communications services), only through the Company Group. WWC will transfer, or cause to be transferred, to the Company Group any licenses (or interests therein) for United States domestic PCS systems acquired by the WWC Non-Company Group promptly after such assets are acquired, at WWC's cost therefor. For this purpose, to the extent WWC shall have issued shares of its Class A Stock as all or any portion of the consideration paid to acquire such assets, the cost of such assets to be paid to WWC by the Company shall be measured based on the market price of such WWC securities immediately before the announcement of such acquisition, measured as provided in
Section 7(c)(ii).

                (ii) The Company and the Investor agree that WWC shall continue to conduct cellular businesses (which shall mean for this purpose wireless telecommunications businesses using frequencies in the range of 800-900 MHz and include any expansion spectrum allocated by the FCC to cellular services) through the WWC Non-Company Group. The Company will transfer, or cause to be transferred, to the WWC Non-Company Group any licenses (or interests therein) for cellular systems acquired by the Company Group promptly after such assets are acquired, at the Company's cost therefor.

                (iii) If additional frequencies are allocated to wireless telecommunications which are not expansion spectrum for PCS or cellular services, then the WWC Non-Company Group and the Company Group shall divide as between them any business and acquisition opportunities for the provision of services using such additional spectrum in accordance with the geographical areas in which each then operates or has specific plans to begin operating within 12 months under licenses then held. Subject to clause (iv) below, in the case of overlapping geographic areas or areas in which neither WWC nor the Company has operations, WWC and the Company shall mutually agree as to the allocation of such opportunities, and if they are unable to agree, such opportunities shall be shared equally by them pursuant to a joint venture or arrangement which is mutually agreed (it being understood that the Company and WWC recognize the rights of the Investor as a result of the events described in clause (c) of the definition of "Disposition Event").

                (iv) If either the Company or WWC determines not to pursue any opportunity with respect to the application for or purchase of existing or newly allocated spectrum, including either PCS spectrum or cellular spectrum (which determination, in the case of the Company, shall be made by majority vote of the Board with, prior to a Terminating Reduction, at least one of the Investor's designees to the Board voting in the majority) and so confirms to the other party, then the other party may make such application for or purchase such existing or new spectrum for its own use free of any rights of the declining party.

        (e) Rights and Obligations of Other Holders. If the Company shall enter into any agreement with a holder of equity securities of the Company (other than WWC or the Investor) (an "Other Holder") which contains terms and conditions with respect to corporate governance (including rights to designate directors to the Board), liquidity (including transfer rights and restrictions, rights of first offer or first refusal, and tag along and drag along rights), preemptive rights, or other rights and obligations of such Other Holder as a shareholder of the Company, the Company shall notify the Investor of such terms and conditions in writing, which notice shall constitute an offer to the Investor to grant it such terms and conditions in lieu of the terms and conditions of this Agreement. The Investor shall have the right, by delivery of written notice to the Company within 30 days after delivery of such notice from the Company, to accept such terms and conditions in lieu of this Agreement, in which case the Company and the Investor will enter into an agreement satisfactory to them in form and substance to implement such complete substitution of terms and conditions.

        (f) Dividends. Subject to compliance with the Company's and its Subsidiaries' loan agreements, indentures and other financing agreements and subject to the retention by the Company of adequate working capital and reserves for the needs of its and its Subsidiaries businesses (including reserves for anticipated capital expenditures provided for in the Company's approved annual Operating Plan and Budget and/or capital expenditures budget and reserves for acquisitions), the Shareholders agree that the Company shall, commencing as soon as practicable and in any event with the year beginning on January 1, 2000, pay dividends pari passu to all its shareholders as and in such amounts as are legally available for distribution.

        (g) Liability for Indebtedness. After the Closing, unless the Investor shall otherwise consent in writing, no member of the Company Group shall have any liability under or in respect of any indebtedness of any member of the WWC Non-Company Group ("WWC Debt"), and the assets of the Company Group shall not be subject to any Lien under or in respect of any WWC Debt. After the Closing, unless WWC shall otherwise consent in writing, no member of the WWC Non-Company Group shall have any liability under or in respect of any indebtedness of any member of the Company Group ("Company Debt"), and the assets of the WWC Non-Company Group shall not be subject to any Lien under or in respect of any Company Debt.

        (h) Spin-Off Distribution. WWC agrees that it shall not effect any Spin-Off Distribution unless, after giving effect thereto:

                (i) there shall be a public float of the Common Stock of at least 15% of the outstanding Common Stock;

                (ii) the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market System;

                (iii)   the Roaming Agreement remains in full force and effect;
and

                (iv) if the Investor then retains the right hereunder to designate one or more directors to the Board, the Company implements either (A) measures reasonably satisfactory to the Investor (which may include voting agreements, or the issuance of a separate class of voting securities to the Investor), or (B) cumulative voting, in either case effective at or before the Spin-Off Distribution to assure the Investor of the election to the Board of its designee(s) in accordance with Section 3 hereof.

        (i) Performance of Intercompany Agreements. WWC and the Company agree that they will duly and timely perform their respective obligations under the Intercompany Agreements in accordance with their respective terms (subject to any amendments, modifications or waivers with respect thereto in accordance with the terms of the Intercompany Agreements), except in respects which are not material and which would not, in accordance with the terms thereof, give rise to the right to claim a breach or default thereunder. The Company agrees with the Investor that it will use all reasonable and prudent efforts to cause WWC so to perform the Intercompany Agreements.

        (j) IPO. Until the date that is 18 months after the Closing Date, the Company and WWC will not effect any initial Public Sale of the Company's equity securities (whether a primary offering of newly issued shares or a secondary offering of shares owned by WWC) without the prior approval of at least one of the Investor's designees to the Board; provided, that such approval will not be required under this Section 12(j) for (1) any Public Sale of non-voting, non-convertible preferred stock for which approval is obtained as referred to in clause (a) of the definition of "Disposition Event", (2) any Spin-Off Distribution by WWC which meets the requirements set forth in Section 12(h) hereof, (3) subject to the rights of the Investor under Section 10(c) in respect of clauses (c) and (d) of the definition of "Disposition Event", any merger, acquisition or consolidation involving a Public Sale of the Company's or the surviving entity's equity securities, or (4) any transaction giving rise to the Drag Along Right under Section 7.

13.     MISCELLANEOUS.

        (a) Legends. In addition to any other legends required by applicable law, the Company's By-laws or any other agreement restricting the Transfer of the Common Stock, each certificate evidencing the Common Stock acquired by the Shareholders will bear a legend reflecting the restrictions on the transfer of such shares contained in this Agreement and in the Purchase Agreement.

        (b) Waiver; Amendments. Except as expressly provided otherwise herein, neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Company and each of the Investor and WWC; provided, that if, at the time of such proposed change, waiver, discharge or termination, any other Shareholder is party to this Agreement, no change, waiver, discharge or termination that would adversely affect the rights or alter the obligations of such other Shareholder will be effective without the written approval of such Shareholder.

        (c) Recapitalization, Exchanges, Etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to shares or other securities of the Company that may be issued to any Shareholder in respect of, in exchange for, or in substitution of the Common Stock.

        (d) Specific Performance. Each of the parties hereto acknowledges and agrees that, in the event of any breach of this Agreement, the non-breaching parties would be irreparably harmed and could not be made whole by monetary damages. Accordingly, each of the parties hereto agrees that the other parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement pursuant to Section 13(k)(x).

        (e) Notices. All notices, requests, demands and other communications hereunder shall be in writing and, except to the extent otherwise expressly provided in this Agreement, shall be deemed to have been duly given if delivered by same day or next day courier (guaranteed delivery) or mailed, registered mail, return receipt requested, or transmitted by telegram, telex or facsimile
(i) if to a Shareholder, at such Shareholder's address appearing below or at any other address such Shareholder may have provided in writing to the Company and the other Shareholders then party to this Agreement and (ii) if to the Company, at 2001 NW Sammamish Road, No. 100, Issaquah, WA 98027, U.S.A., Tel: (425) 313-7003, Fax: (206) 313-5547; Attention: Alan R. Bender, Esq., or such other address as the Company may have furnished to the Shareholders in writing, with a copy (which shall not constitute notice) to Rubin Baum Levin Constant & Friedman, 30 Rockefeller Plaza, New York, NY 10112, USA, Tel: (212) 698-7700,
Fax: (212) 698-7825; Attention: Barry A. Adelman. If a notice hereunder is transmitted by confirmed fax so as to arrive during normal business hours during a Business Day at the place of receipt, then such notice shall be deemed to have been given on such Business Day at the place of receipt or, if so transmitted to arrive after normal business hours during a Business Day at the place of receipt, then such notice shall be deemed to have been given on the following Business Day at the place of receipt. If such notice is sent by next-day courier it shall be deemed to have been given on the third Business Day at the place of receipt following sending and, if by registered air mail, on the tenth Business Day at the place of receipt following sending, provided, that the date of sending shall be deemed to be the date at the place of receipt at the time such notice is posted.

The Investor:

Hutchison Telecommunications PCS (USA) Limited
c/o Offshore Incorporations Limited
P.O. Box 957
Offshore Incorporations Centre
Road Town, Tortola
British Virgin Islands

Tel: (809) 494-2233
Fax: (809) 494-4885

and

Hutchison Telecommunications PCS (USA) Limited
22nd Floor, Hutchison House
10 Harcourt Road
Hong Kong
Attention: Edith Shih

Tel: (852) 2128-1232
Fax: (852) 2128-1778

With a copy (which shall not constitute notice) to:

Dewey Ballantine LLP
Suite 3907, Asia Pacific Finance Tower
Citibank Plaza
3 Garden Road
Central, Hong Kong
Attention: John A. Otoshi

Tel: (852) 2509-7000
Fax: (852) 2509-7088

WWC:

2001 NW Sammamish Road, No. 100
Issaquah, WA 98027
U.S.A.
Attention: Alan R. Bender, Esq.

Tel: (425) 313-5200
Fax: (425) 313-5547

With a copy (which shall not constitute notice) to:

Rubin Baum Levin Constant & Friedman
30 Rockefeller Plaza
New York, NY 10112
USA
Attention: Barry A. Adelman

Tel: (212) 698-7700
Fax: (212) 698-7825

        (f) Successors and Assigns. Except as otherwise provided herein, this Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of each of the parties; provided, however, that this Agreement may not be assigned by any party hereto other than in compliance with the terms hereof, including the restrictions on transfers of Common Stock as set forth in Section 5 and the transfer of the rights and obligations hereunder as set forth in Section 15.

        (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

        (h) Entire Agreement. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings among such parties with respect to such subject matter.

        (i) Applicable Law. The validity of this Agreement, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by and construed in accordance with the internal laws of the State of New York applicable to contracts formed in such State. Each party hereto agrees that, subject to Section 13(k) hereof, any suit, action or other proceeding arising out of this Agreement shall be brought and litigated in the courts of the State of New York or the United States District Court for the Southern District of New York and each party hereto hereby irrevocably consents to personal jurisdiction and venue in any such court and hereby waives any claim it may have that such court is an inconvenient forum for the purposes of any such suit, action or other proceeding.

        (j) Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

        (k) Arbitration. Any and all disputes, controversies or claims (each a "Dispute") between the Shareholders relating to the interpretation or enforcement or performance of this Agreement shall be resolved by binding arbitration by the Arbitration Institute of the Stockholm Chamber of Commerce in accordance with its rules, subject to the following provisions:

                (i) There shall be three arbitrators (the "Arbitrators"). Each party shall appoint one arbitrator within 30 days after giving or receiving notice of the submission of a Dispute to arbitration. The two arbitrators appointed by the parties shall appoint the third arbitrator. If a party does not appoint an arbitrator within such designated period, or if the two appointed arbitrators fail to appoint a third arbitrator within 30 days after their appointment, the relevant appointment shall be made by the Arbitration Institute of the Stockholm Chamber of Commerce.

                (ii) The expenses of the arbitration shall be borne equally by WWC, on the one hand, and the Investor, on the other hand, and each party shall bear its own legal fees and expenses; provided, however, that the Arbitrators shall have discretion to require that one party pay all or a portion of the expenses of arbitration or the other party's legal fees and expenses in connection with any particular arbitration.

                (iii) The Arbitrators shall determine whether and to what extent any party shall be entitled to damages or equitable relief. No party shall be entitled to punitive damages or consequential damages or shall be required to post a bond in connection with equitable relief.

                (iv) The Arbitrators shall not have the power to add to nor modify any of the terms or conditions of this Agreement. The Arbitrators' decision shall not go beyond what is necessary for the interpretation and application of the provisions of this Agreement in respect of the issue before the Arbitrators. The Arbitrators' decision and award or permitted remedy, if any, shall be based upon the issue as drafted and submitted by the respective parties and the relevant and competent evidence adduced at the hearing(s).

                (v) The Arbitrators shall have the authority to award any remedy or relief provided for in this Agreement, in addition to any other remedy or relief (including provisional remedies and relief) that a court of competent jurisdiction could order or grant (but subject to the remedial limitations elsewhere set forth in this Agreement, including, but without limitation, the aforesaid prohibition against punitive and consequential damages). The Arbitrators written decision shall be rendered within sixty (60) days of the hearing. The decision reached by the Arbitrators shall be final and binding upon the parties as to the matter in dispute. To the extent that the relief or remedy granted by the Arbitrators is relief or remedy on which a court could enter judgement, a judgement upon the award rendered by the Arbitrators may be entered in any court having jurisdiction thereof (unless in the case of an award of damages, the full amount of the award is paid within ten (10) days of its determination by the Arbitrators). Otherwise, the award shall be binding on the parties in connection with their continuing performance of this Agreement and in any subsequent arbitral or judicial proceeding between the parties.

                (vi) The arbitration shall take place in Stockholm, Sweden, unless otherwise agreed by the parties, and shall be conducted in the English language.

                (vii) The arbitration proceeding and all filing, testimony, documents and information relating to or presented during the arbitration proceeding shall be disclosed exclusively for the purpose of facilitating the arbitration process and for no other purpose.

                (viii) The parties shall continue performing their respective obligations under this Agreement notwithstanding the existence of a Dispute while the Dispute is being resolved unless and until such obligations are terminated, expire or are suspended in accordance with the provisions hereof.

                (ix) The Arbitrators may, in their sole discretion, order a pre-hearing exchange of information including production of documents, exchange of summaries of testimony or exchange of statements of position, and shall schedule promptly all discovery and other procedural steps and otherwise assume case management initiative and control to effect an efficient and expeditious resolution of the Dispute. At any oral hearing of evidence in connection with an arbitration proceeding, each party and its counsel shall have the right to examine its witnesses and to cross-examine the witnesses of the other party. No testimony of any witness shall be presented in written form unless the opposing party or parties shall have the opportunity to cross-examine such witness, except as the parties otherwise agree in writing.

                (x) Notwithstanding the dispute resolution procedures contained in this Section 13(k), either party may apply to any court having jurisdiction (a) to enforce this Agreement to arbitrate, (b) to seek provisional injunctive relief so as to maintain the status quo until the arbitration award is rendered or the Dispute is otherwise resolved, or (c) to challenge or vacate any final judgment, award or decision of the Arbitrators that does not comport with the express provisions of this Section 13(k).

        (l) Failure to Pursue Remedies. The failure of any party to seek redress for violation of, or to insist upon the strict performance of, any provision of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation.

        (m) Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies except as otherwise expressly provided in this Agreement. Such rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

        (n) Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

        (o) HTL. In the event the Investor shall elect to purchase Sale Shares pursuant to its rights of first offer or, if applicable, first refusal under Section 6 or to exercise its preemptive rights under Section 9, HTL agrees to cause the Investor to perform its obligations under such Sections in accordance with their respective terms in connection with any such purchases (including causing or enabling the Investor to make payment).

14.     TERMINATION OF RIGHTS AND OBLIGATIONS.

        (a) Investor and WWC. Except as provided in Sections 14(b) and 14(c), and except for any earlier termination in accordance with the express terms of any provisions hereof with respect to any right or obligation of the Investor or WWC under this Agreement, all rights and obligations of the Investor, WWC or any other Shareholder hereunder shall terminate upon the earlier of (i) the completion of a Qualifying IPO, the completion of a Spin-Off Distribution, the completion of a transaction in which the Drag Along Right is exercised or a merger or consolidation of the Company with another entity in which the

Company is not the surviving entity, (ii) in the case of the Investor, an Investor 50% Transfer or any Transfer as a result of which the Investor's Percentage Ownership falls to below 9.95%, and (iii) subject to the surviving rights of any WWC 50% Transferee in the case of WWC, any Transfer (including a Spin-Off Distribution) as a result of which WWC ceases to own any Common Stock.

        (b)     Investor's Surviving Rights.

                (i) Qualifying IPO; Spin-Off Distribution; and Drag Along Right Event. After a Qualifying IPO, the completion of a Spin-Off Distribution, the completion of a transaction in which the Drag Along Right is exercised (except as provided in Section 7(c)) or in connection with a merger or consolidation of the Company with another entity in which the Company is not the surviving entity, the following rights of the Investor shall survive (and all other rights of the Investor hereunder shall terminate): (i) the right to designate directors to the Board under Section 3, which shall survive until terminated in accordance with Section 3; (ii) the Investor's preemptive right under Section 9, which shall survive until the termination in its entirety of the Investor's right to designate directors to the Board under Section 3 or, if earlier, the completion of an Investor 50% Transfer; and (iii) the demand and piggyback registration rights of the Investor under Section 11, which shall survive until terminated in accordance with Section 11.

                (ii)    Investor 50% Transfer.

                (A) After an Investor 50% Transfer, the following rights of the Investor shall survive and the benefit thereof (subject to any diminution or termination of such rights in accordance with their terms after giving effect to such Transfer) shall be allocated between the Investor and the Investor 50% Transferee in accordance with Section 15 (and all other rights of the Investor or the Investor 50% Transferee hereunder shall terminate): (i) the right to designate directors to the Board under Section 3, which shall survive until terminated in accordance with Section 3; (ii) the Tag Along Right under Section 8 and Demand Event Tag Along Right under Section 10(g), which shall survive until the Investor's right to designate directors to the Board under
        Section 3 shall terminate or, if earlier, the termination of the Tag Along Right and Demand Event Tag Along Right pursuant to the provisions of Section 14(b)(i); and (iii) the demand and piggyback registration rights under Section 11, which shall survive until terminated in accordance with Section 11.

                (B) After an Investor 50% Transfer, WWC shall retain all of its rights under this Agreement, including the Drag Along Right under
        Section 7 hereof and the Demand Event Drag Along Right under Section 10(g) hereof, however, such Drag Along Right shall be modified so that regardless of whether the consideration to be received by all Shareholders is cash, Consideration Securities or a combination thereof, the Investor and any Investor 50% Transferee shall receive the same per share consideration as WWC and there shall be no return of invested capital or internal rate of return requirement.

                (iii) Percentage Ownership Below 9.95%. After any Transfer which results in the Investor's Percentage Ownership falling below 9.95%, the Investor's demand and piggyback registration rights under Section 11 shall survive until terminated in accordance with Section 11 (and all other rights of the Investor shall terminate).

                (iv) Further Assurances. The Investor agrees that it shall enter into such further instruments in form and substance satisfactory to WWC, the Company and any transferee of WWC which, pursuant to Section 15, becomes subject to the rights and obligations of the Investor hereunder, as shall reasonably be required or advisable to effectuate or evidence the termination of the rights of the Investor (and the associated obligations of WWC, the Company and such transferee) as provided in this Section 14.

        (c)     WWC's Surviving Rights.

                (i) Qualifying IPO; Spin-Off Distribution; and Drag Along Right Event. After a Qualifying IPO, the completion of a Spin-Off Distribution, the completion of a transaction in which the Drag Along Right is exercised or in connection with a merger or consolidation of the Company with another entity in which the Company is not the surviving entity, the following rights of WWC shall survive (and all other rights of WWC hereunder shall terminate): (A) the right to require the Investor to vote in favor of WWC's designees to the Board under
Section 3, which shall survive until the Investor's right to designate directors is terminated in accordance with Section 3; (B) WWC's preemptive rights under
Section 9, which shall survive until the termination of each other Shareholder's preemptive rights under Section 9; (C) the right (but not the obligation) to effect a Repurchase under Section 10(a), which shall survive until the demand registration rights of the Investor are terminated in accordance with Section 11; and (D) the right to effect a Disposition Transaction under Section 10(b), which shall survive until the termination of the Investor's right to designate directors under Section 3.

                (ii) WWC 50% Transfer. After a WWC 50% Transfer, all the rights of WWC hereunder shall survive and the benefit thereof (subject to any termination or diminution thereof in accordance with their terms after giving effect to such Transfer) shall be allocated between WWC and the WWC 50% Transferee in accordance with Section 15.

                (iii) Further Assurances. WWC agrees that it shall enter into such further instruments in form and substance satisfactory to the Company, the Investor and any transferee of the Investor which, pursuant to Section 15, becomes subject to the rights of WWC, as shall reasonably be required or advisable to effectuate or evidence the termination of the rights of WWC (and the associated obligations of the Investor, the Company and such transferee) as provided in this Section 14.

        (d) Pledged Shares. In connection with any foreclosure or exercise of remedies upon any shares of Common Stock subjected to a Lien for the benefit of a lender (including pursuant to Section 5(d)), the Tag Along Right and the Drag Along Right shall terminate automatically without further action of any party.

15.     INVESTOR 50% TRANSFEREE AND WWC 50% TRANSFEREE; OTHER TRANSFEREES.

        (a)     Investor.

                (i) Investor 50% Transfer. If the Investor shall have made an Investor 50% Transfer, and unless the Investor shall have agreed otherwise with the Investor 50% Transferee, both the Investor and the Investor 50% Transferee (including, for this purpose, such transferee's Permitted Affiliate Transferees) shall remain entitled, as to the shares of Common Stock owned respectively by each of them, to the rights which survive such Transfer as provided in Section 14(b)(ii) (the "Assignable Investor Rights") (and all other rights under this Agreement of the Investor and any Investor 50% Transferee shall terminate). The benefits of the Assignable Investor Rights shall be subject to any termination or diminution thereof in accordance with their terms after giving effect to such Transfer. Both the Investor and such transferee shall be deemed to be the "Investor" and a "Shareholder" for purposes of the provisions of this Agreement governing the rights so shared by them and shall remain subject to all the rights of WWC hereunder. The Investor shall be permitted to Transfer the benefit of the Assignable Investor Rights to an Investor 50% Transferee on one occasion only.

                (ii) Other Transfers. If the Investor shall make a Transfer of shares of Common Stock representing less than an Investor 50% Block to a Person or Persons other than its Permitted Affiliate Transferees, or if the Investor shall have made an Investor 50% Transfer, but shall have agreed with the Investor 50% Transferee not to share the Assignable Investor Rights, then
(A) the Investor shall remain entitled to all its rights, and subject to all its obligations, hereunder, subject to any termination or diminution thereof in accordance with their respective terms after giving effect to such Transfer, (B) no such transferee shall receive any of the rights of the Investor hereunder or be deemed to become the "Investor" or a "Shareholder" hereunder for purposes of any entitlement to the rights of the Investor hereunder and (C) each such transferee shall be required to become subject to (and the Investor shall remain subject to) the obligations of the "Investor" and a "Shareholder" with respect to, (1) the obligation to vote in favor of the designees of WWC to the Board under Section 3, (2) the approval rights of WWC under Section 5 as to transferees of such transferees, (3) the first offer and first refusal rights of WWC under Section 6, (4) the Drag Along Right of WWC under Section 7 (except that with respect to the transferee, the Drag Along Right provisions of Section 14(b)(ii)(B) shall be applicable), (5) the preemptive rights of WWC under
Section 9, and (6) the Demand Event Drag Along Right under Section 10(g)(the "Mandatory WWC Rights").

                (iii) Excepted Transfers. If the Investor shall make a Transfer of Common Stock in an Excepted Transfer, no transferee in such Transfer shall become entitled to the rights or subject to the obligations of the Investor hereunder unless mutually agreed by the Investor and WWC.

                (iv) Permitted Affiliate Transferees. If the Investor shall make a Transfer of Common Stock to a Permitted Affiliate Transferee, such Permitted Affiliate Transferee shall become entitled to all the rights of the Investor hereunder (without any diminution of the Percentage Ownership deemed held by the Investor hereunder), and subject to all the obligations of the Investor hereunder, provided, that the Investor and its Permitted Affiliate Transferees shall be treated, unless the context requires otherwise, as a single collective party under this Agreement, and no Transfer to a Permitted Affiliate Transferee shall relieve the Investor of any liability for its obligations hereunder.

        (b)     WWC.

                (i) WWC 50% Transfer. If WWC shall have made a WWC 50% Transfer, and unless WWC shall have agreed with the WWC 50% Transferee not to Transfer to such transferee the benefit of the rights of WWC hereunder (but rather to retain all or a portion of such rights), the WWC 50% Transferee and WWC shall be permitted to share only (A) the right to require the Investor to vote in favor of WWC's designees to the Board under Section 3, which right of WWC shall survive until the Investor's right to designate directors is terminated in accordance with Section 3, and (B) WWC's preemptive rights under
Section 9, which shall survive until no other Shareholder has preemptive rights under Section 9. In each case, the rights of WWC and such transferee shall be subject to any termination or diminution thereof after giving effect to such Transfer, in accordance with the terms of this Agreement. All other rights may be either retained by WWC or transferred by WWC to a WWC 50% Transferee, with WWC or such transferee, as the case may be; being the sole party entitled to the benefit of such rights thereafter. Except where the context requires otherwise, such transferee shall be deemed to be "WWC" and a "Shareholder" for purposes of the provisions of this Agreement governing the rights held exclusively by it, and both WWC and such transferee shall be deemed to be "WWC" and a "Shareholder" for purposes of the provisions hereof governing rights shared by them.

                (ii) If WWC shall make a Transfer of shares of Common Stock representing less than a WWC 50% Block to a Person or Persons other than its Permitted Affiliate Transferees, or if WWC shall have made a Transfer of a WWC 50% Block to a WWC 50% Transferee, but shall have elected not to Transfer its rights to such transferee, then (A) WWC shall remain entitled to all its rights, and subject to all its obligations, hereunder, subject to any termination or diminution thereof in accordance with their respective terms after giving effect to such Transfer, and (B) such transferee shall not be entitled to any of the rights, or subject to any of the obligations of WWC hereunder. other than the obligation to vote for the Investor's designees to the Board under Section 3.

                (iii) Excepted Transfers. If WWC shall make an Excepted Transfer, no transferee in such Transfer shall become entitled to the rights, or subject to the obligations, of the Investor hereunder unless mutually agreed by the Investor and WWC.

                (iv) Permitted Affiliate Transferees. If WWC shall make a Transfer of Common Stock to a Permitted Affiliate Transferee, such Permitted Affiliate Transferee shall become entitled to all the rights of WWC hereunder (without diminution of the Percentage Ownership deemed held by WWC hereunder), and subject to all the obligations of WWC hereunder, provided, that WWC and its Permitted Affiliate Transferees shall be treated, unless the context requires otherwise, as a single collective party under this Agreement, and no Transfer to a Permitted Affiliate Transferee shall relieve WWC of liability for its obligations hereunder.

        (c)     Further Assurances.

                (i) The Investor agrees that each transferee of the Investor (including any Permitted Affiliate Transferee), other than in an Excepted Transfer, shall be required to enter into such further instruments in form and substance satisfactory to WWC and the Company as shall reasonably be required or advisable to effectuate or evidence any transfer or assumption of the rights and obligations of the Investor to or by such transferee in accordance with this Section 15 or Section 14.

                (ii) WWC agrees that each transferee of WWC (including any Permitted Affiliate Transferee), other than in an Excepted Transfer, shall be required to enter into such further instruments in form and substance satisfactory to the Investor and the Company as shall reasonably be required or advisable to effectuate or evidence the transfer or assumption of the rights and obligations of WWC to or by such transferee in accordance with this Section 15 or Section 14; provided, that upon a Transfer to any Person in a transaction which gave rise to a right of first offer or right of first refusal in favor of the Investor and in which the Investor did not exercise any such rights, the transferee shall not be subject to any obligations or rights hereunder except to the extent agreed to between the transferee and WWC.

IN WITNESS WHEREOF, the parties hereto have executed this Shareholders Agreement of Western PCS Corporation as of the date first above written.


                                        WESTERN WIRELESS CORPORATION

                                        /s/ Donald Guthrie
                                        ----------------------------------------
                                        Name:  Donald Guthrie
                                        Title: Vice Chairman and
                                               Chief Financial Officer

                                        HUTCHISON TELECOMMUNICATIONS
                                        PCS (USA) LIMITED

                                        /s/ Khoo Chek Ngee
                                        ----------------------------------------
                                        Name:  Khoo Chek Ngee
                                        Title: Director

                                        WESTERN PCS CORPORATION

                                        /s/ John W. Stanton
                                        ----------------------------------------
                                        Name:  John W. Stanton
                                        Title: Chief Executive Officer

        The undersigned joins as a party to this Agreement in his individual capacity solely for the purpose of acknowledging and becoming bound by the provisions of Section 7(b) hereof but only to the extent such provision relates to the undersigned. The undersigned shall have no further rights or obligations in his individual capacity under this Agreement.


                                        /s/ John W. Stanton
                                        ----------------------------------------
                                        JOHN W. STANTON

        The undersigned joins as a party to this Agreement solely for the purpose of acknowledging and becoming bound by the provisions of Section 13(o) hereof. The undersigned shall have no further rights or obligations under this Agreement (other than as a Permitted Affiliate Transferee of the Investor upon any Transfer of shares of Common Stock to the undersigned by the Investor).

                                        HUTCHISON TELECOMMUNICATIONS
                                        LIMITED

                                        /s/ Susan Chow
                                        ----------------------------------------
                                        Name:  Susan Chow
                                        Title: Director